EXHIBIT 10.6

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of December 14, 2006, by and among Javo Beverage Company, Inc., a Delaware corporation, with headquarters located at 1311 Specialty Drive, Vista, CA. 92081 (the ”Company”), and the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.            The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.            The Company has authorized a new series of senior convertible notes of the Company, in the form attached hereto as Exhibit A (the “Notes”), which Notes shall be convertible into the Company’s common stock, par value $0.001 per share (the ”Common Stock”) (as converted, the “Conversion Shares”), in accordance with the terms of the Notes.

C.            Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of the Notes set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall be $21,000,000); (ii) warrants, in substantially the form attached hereto as Exhibit B-1 (the “Series A Warrants”), to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers (as exercised, collectively, the “Series A Warrant Shares”); (iii) warrants, in substantially the form attached hereto as Exhibit B-2 (the “Series B Warrants”), to acquire up to that number of additional shares of Common Stock set forth opposite such Buyer’s name in column (5) of the Schedule of Buyers (as exercised, collectively, the “Series B Warrant Shares”); and (iv) warrants, in substantially the form attached hereto as Exhibit B-3 (the “Series C Warrants”, and together with the Series A Warrants and the Series B Warrants, the “Warrants”), to acquire, upon an Optional Redemption (as set forth in Section 9 of each of the Notes) additional shares of Common Stock, up to that number of additional shares of Common Stock set forth opposite such Buyer’s name in column (6) of the Schedule of Buyers (as exercised, collectively, the “Series C Warrant Shares”, and together with the Series A Warrant Shares and the Series B Warrant Shares, the “Warrant Shares”).

D.            The Notes bear interest, which at the option of the Company, subject to certain conditions, may be paid in shares of Common Stock (the “Interest Shares”).

E.             Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company will agree to provide certain registration rights with respect to the Registrable

Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

F.             The Notes, the Conversion Shares, the Interest Shares, the Warrants and the Warrant Shares collectively are referred to herein as the “Securities”.

G.            The Notes will rank senior to all outstanding and future indebtedness of the Company, other than Permitted Senior Indebtedness (as defined in the Notes).

NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

1.             PURCHASE AND SALE OF NOTES AND WARRANTS.

(a)           Purchase of Notes and Warrants.

(i)            Notes and Warrants.  Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), (w) a principal amount of Notes as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers, (x) the Series A Warrants to acquire up to that number of Series A Warrant Shares as is set forth opposite such Buyer’s name in column (4) on the Schedule of Buyers, (y) the Series B Warrants to acquire up to that number of Series B Warrant Shares as is set forth opposite such Buyer’s name in column (5) on the Schedule of Buyers and (z) the Series C Warrants to acquire up to that number of Series C Warrant Shares as is set forth opposite such Buyer’s name in column (6) on the Schedule of Buyers (the “Closing”).

(ii)           Closing.  The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on the date hereof (or such later date as is mutually agreed to by the Company and each Buyer) after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

(iii)          Purchase Price.  The aggregate purchase price for the Notes and the Warrants to be purchased by each such Buyer at the Closing (the “Purchase Price”) shall be the amount set forth opposite each Buyer’s name in column (7) of the Schedule of Buyers.  Each Buyer shall pay $1,000 for each $1,000 of principal amount of Notes and related Warrants to be purchased by such Buyer at the Closing.

(b)           Form of Payment.  On the Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Notes and the Warrants to be issued and sold to such Buyer at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions and (ii) the Company shall deliver to each Buyer the Notes (allocated in the principal amounts as such Buyer shall request) which such Buyer is then purchasing hereunder along with the Warrants (allocated in the amounts as such Buyer shall request) which such Buyer is purchasing, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

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2.             BUYER’S REPRESENTATIONS AND WARRANTIES.  Each Buyer, severally and not jointly, represents and warrants with respect to only itself that:

(a)           No Sale or Distribution.  Such Buyer is acquiring the Notes, and the Warrants, and upon conversion of the Notes and exercise of the Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act and pursuant to the applicable terms of the Transaction Documents (as defined in Section 3(b)).  Such Buyer is acquiring the Securities hereunder in the ordinary course of its business.  Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b)           Accredited Investor Status.  Such Buyer is and at all times since the Company or its Agent first contacted the Buyer(s) regarding an investment opportunity with the Company until the Closing was an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(c)           Reliance on Exemptions.  Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)           Information.  Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer.  Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company.  Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained herein.  Such Buyer understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment.  Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e)           No Governmental Review.  Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

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(f)            Transfer or Resale.  Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person (as defined in Section 3(s)) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  The Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(f).

(g)           Legends.  Such Buyer understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY

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BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped, if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of a law firm reasonably acceptable to the Company (with Schulte Roth & Zabel LLP being deemed acceptable), in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) such holder provides the Company with reasonable assurance that the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A.

(h)           Validity; Enforcement.  This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)            No Conflicts.  The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j)            Residency.  Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

(k)           Certain Trading Activities.  Other than with respect to the transactions contemplated herein, since the time that such Buyer was first contacted by the Company, the Agent (as defined below) or any other Person regarding the investment in the Company set forth herein neither the Buyer nor any Affiliate of such Buyer which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Buyer’s investments or trading or information concerning such Buyer’s investments and (z) is subject to such Buyer’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company.  Such Buyer hereby covenants and agrees not

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to, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company or involving the Company’s securities during the period from the date hereof until such time as (i) the transactions contemplated by this Agreement are first publicly announced as described in Section 4(i) hereof or (ii) this Agreement is terminated pursuant to Section 8 hereof.

3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that:

(a)           Organization and Qualification.  The Company and its “Subsidiaries” (which for purposes of this Agreement means any joint venture or any entity in which the Company, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing and, to the extent legally applicable, in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted.  Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and, to the extent legally applicable, is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.  As used in this Agreement, “Material Adverse Effect” means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or in the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined below).  The Company has no Subsidiaries except as set forth on Schedule 3(a).

(b)           Authorization; Enforcement; Validity.  The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Notes, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Warrants and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof and thereof.  The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the Warrants, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Notes, and the reservation for issuance and issuance of Warrant Shares issuable upon exercise of the Warrants have been duly authorized by the Company’s Board of Directors and no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders.  This Agreement and the other Transaction Documents of even date herewith have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency,

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reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)           Issuance of Securities.  The issuance of the Notes and the Warrants are duly authorized and are free from all taxes, liens and charges with respect to the issue thereof.  As of the Closing, a number of shares of Common Stock shall have been duly authorized and reserved for issuance which equals or exceeds 130% of the aggregate of the maximum number of shares of Common Stock issuable (i) upon conversion of the Notes, (ii) as Interest Shares pursuant to the terms of the Notes and (iii) upon exercise of the Series A Warrants and Series B Warrants.  Upon conversion or exercise in accordance with the Notes or the Warrants, as the case may be, the Conversion Shares, the Interest Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.  Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)           No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and Warrants and reservation for issuance and issuance of the Conversion Shares, the Interest Shares and the Warrant Shares) will not (i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company or any of its Subsidiaries, any capital stock of the Company or any of its Subsidiaries or bylaws of the Company or any of its Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the NASDAQ Over-the-Counter Bulletin Board (the “Principal Market”) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

(e)           Consents.  Neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof, except for the following consents, authorizations, orders, filings and registrations (none of which is required to be filed or obtained before the Closing): (i) the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement and the 8-K Filing (as defined below) and (ii) the filing of a listing application for the Conversion Shares, the Interest Shares and Warrant Shares with the Principal Market, which shall be done pursuant to the rules of the Principal Market.  The Company and its Subsidiaries are unaware of any facts or circumstances that might prevent the Company from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence.  The Company is not in

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violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future.  The issuance by the Company of the Securities shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

(f)            Acknowledgment Regarding Buyer’s Purchase of Securities.  The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company, (ii) an “affiliate” of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)).  The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities.  The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g)           No General Solicitation; Placement Agent’s Fees.  Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to Cowen & Company as placement agent (the “Agent”) in connection with the sale of the Securities.  The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.  The Company acknowledges that it has engaged the Agent in connection with the sale of the Securities.  Other than the Agent, neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

(h)           No Integrated Offering.  None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.  None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

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(i)            Dilutive Effect.  The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Notes and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances.  The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(j)            Application of Takeover Protections; Rights Agreement.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation (as defined in Section 3(r)) or the laws of the state of its incorporation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.  The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

(k)           SEC Documents; Financial Statements.  During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system.  Except as set forth on Schedule 3(k), as of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement or in any disclosure schedules, contains

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any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(l)            Absence of Certain Changes.  Since December 31, 2005, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries.  Except as disclosed in Schedule 3(l), since December 31, 2005, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $500,000.  Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so.  The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Section 3(l), “Insolvent” means, with respect to any Person (as defined in Section 3(s)), (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness (as defined in Section 3(s)), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(m)          No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

(n)           Conduct of Business; Regulatory Permits.  Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the Bylaws or their organizational charter or bylaws, respectively.  Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future.  During the two (2) years prior to the date hereof, (i) the Common Stock has been

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designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market.  The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)           Foreign Corrupt Practices.  Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p)           Sarbanes-Oxley Act.  The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

(q)           Transactions With Affiliates.  Except as set forth in the SEC Documents filed at least ten (10) days prior to the date hereof and other than the grant of stock options disclosed on Schedule 3(q), none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

(r)            Equity Capitalization.  As of December 7, 2006, the authorized capital stock of the Company consists of (w) 300,000,000 shares of Common Stock, of which as of the date hereof, 149,504,927 are issued and outstanding, no shares are reserved for issuance pursuant to the Company’s stock option and purchase plans and 384,031 shares are reserved for issuance pursuant to securities (other than the aforementioned options, the Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock, (x) 5,850,000 shares of undesignated preferred stock, of which as of the date hereof, none are issued and outstanding, (y) 150,000 shares of Series A Junior Participating Preferred Stock, par value

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$0.001 per share, of which as of the date hereof, none are issued and outstanding, and (z) 4,000,000 shares of Series B Preferred Stock, par value $0.001 per share, of which as of the date hereof, 1,775,166 shares are issued and outstanding.  All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable.  Except as disclosed in Schedule 3(r): (i) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.  The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

(s)           Indebtedness and Other Contracts.  Except as disclosed in Schedule 3(s), neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have

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a Material Adverse Effect.  Schedule 3(s) provides a detailed description of the material terms of any such outstanding Indebtedness.  For purposes of this Agreement:  (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto; and (z) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(t)            Absence of Litigation.  Except as set forth in Schedule 3(t), there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s Subsidiaries or any of the Company’s or its Subsidiaries’ officers or directors.

(u)           Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers

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as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)           Employee Relations.  (i)  Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  The Company and its Subsidiaries believe that their relations with their employees are good.  No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary.  No executive officer of the Company or any of its Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

(ii)           The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)          Title.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries.   Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(x)            Intellectual Property Rights.  The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, service marks and all applications and registrations therefor, trade names, patents, patent rights, copyrights, original works of authorship, inventions, trade secrets and other intellectual property rights (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  None of the Company’s registered, or applied for, Intellectual Property Rights have expired or terminated or have been abandoned, or are expected to expire or terminate or expected to be abandoned, within three years from the date of this Agreement.  The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others.  There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company or its Subsidiaries regarding its Intellectual Property Rights.  Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

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(y)           Environmental Laws.  The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)            Subsidiary Rights.  The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(aa)         Tax Status.  The Company and each of its Subsidiaries (i) has made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(bb)         Internal Accounting and Disclosure Controls.  The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act

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is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed in to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  During the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries have received any notice or correspondence from any accountant relating to any potential material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

(cc)         Ranking of Notes.  Except as set forth on Schedule 3(cc), no Indebtedness of the Company is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

(dd)         Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(ee)         Investment Company Status.  The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of  1940, as amended.

(ff)           Form S-3 Eligibility.  The Company is eligible to register the Conversion Shares, the Interest Shares and the Warrant Shares for resale by the Buyers using Form S-3 promulgated under the 1933 Act.

(gg)         Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(hh)         Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(ii)           Acknowledgement Regarding Buyers’ Trading Activity.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding, but subject to compliance by the Buyers with applicable law and the provisions of Section 4(t) hereto, it is understood and acknowledged by the Company (i) that none of the Buyers have been asked by the Company or its Subsidiaries to agree, nor has any Buyer agreed with the Company or its Subsidiaries, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative”

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securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) that past or future open market or other transactions by any Buyer, including, without limitation, short sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) that any Buyer, and counter parties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) that each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.  The Company further understands and acknowledges that (a) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares, Interest Shares and the Warrant Shares deliverable with respect to Securities are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted.  The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, the Warrants or any of the documents executed in connection herewith.

(jj)           U.S. Real Property Holding Corporation.  The Company is not, nor has ever been, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Buyer’s request.

(kk)         Disclosure.  The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information.  The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company.  All disclosure provided to the Buyers regarding the Company or any of its Subsidiaries, their business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

4.             COVENANTS.

(a)           Best Efforts.  Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

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(b)           Form D and Blue Sky.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing.  The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c)           Reporting Status.  Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all the Conversion Shares, the Interest Shares and Warrant Shares and none of the Notes or Warrants is outstanding (the “Reporting Period”), the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and the Company shall take all actions necessary to maintain its eligibility to register the Conversion Shares and Warrant Shares for resale by the Buyers on Form S-3.

(d)           Use of Proceeds.  The Company will use the proceeds from the sale of the Securities for general corporate purposes, including sales, marketing, working capital, general and administrative expenses and not for (i) except as set forth on Schedule 4(d), the repayment of any outstanding Indebtedness of the Company or any of its Subsidiaries or (ii) the redemption or repurchase of any of its or its Subsidiaries’ equity securities.

(e)           Financial Information.  As long as any Notes or Warrants are outstanding, the Company agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports and Quarterly Reports on Form 10-K, 10-KSB, 10-Q or 10-QSB, any interim reports or any consolidated balance sheets, income statements, stockholders’ equity statements and/or cash flow statements for any period other than annual, any Current Reports on Form 8-K and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders; provided, that each such Investor provides to the Company an email address on the Schedule of Buyers for the provision of such information.  As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(f)            Listing.  The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is

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then listed (subject to official notice of issuance) and shall maintain, in accordance with the Notes and Warrants, such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents.  The Company shall maintain the Common Stocks’ authorization for quotation on the Principal Market.  Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market.  The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)           Fees.  Subject to Section 8 below, at Closing, the Company shall pay an expense allowance to Capital Ventures International (a Buyer) or its designee(s) (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement) for all reasonable costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all reasonable legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), in an amount not to exceed $120,000  (in addition to any other expense amounts paid to any Buyer prior to the date of this Agreement), which amount shall be withheld by such Buyer from its Purchase Price at the Closing.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees payable to the Agent.  The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.

(h)           Pledge of Securities.  The Company acknowledges and agrees that the Securities may be pledged by an Investor (as defined in the Registration Rights Agreement) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee.  The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

(i)            Disclosure of Transactions and Other Material Information.  On or before 8:30 a.m., New York City time, on the second Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the Notes, the form of Warrant, and the form of the Registration Rights Agreement) as exhibits to such filing (including all attachments, the “8-K Filing”).  From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is

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not disclosed in the 8-K Filing.  The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express prior written consent of such Buyer.  If a Buyer has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof.  The Company shall, within five (5) Trading Days (as defined in the Notes) of receipt of such notice, make public disclosure of such material, nonpublic information.  In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents.  No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure.  Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release).  Without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise.

(j)            Additional Notes; Variable Securities; Dilutive Issuances.  So long as any Buyer beneficially owns any Notes or Warrants, the Company will not issue any Notes (other than to the Buyers as contemplated hereby) and the Company shall not issue any other securities that would cause a breach or default under the Notes.  For so long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Note is convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable.  For so long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Note or exercise of any Warrant any shares of Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes and exercise of the Warrants without breaching the Company’s obligations under the rules or regulations of the Principal Market.

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(k)           Corporate Existence.  So long as any Buyer beneficially owns any Securities, the Company shall not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants.

(l)            Reservation of Shares.  The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 130% of the sum of  the number of shares of Common Stock issuable (i) upon conversion of the Notes issued at the Closing, (ii) as Interest Shares pursuant to the terms of the Notes and (iii) upon exercise of the Warrants issued at the Closing (without taking into account any limitations on the Conversion of the Notes or exercise of the Warrants set forth in the Notes and Warrants, respectively).

(m)          Conduct of Business.  The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(n)           Additional Issuances of Securities.

(i)            For purposes of this Section 4(n), the following definitions shall apply.

(1)           “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

(2)           “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(3)           “Common Stock Equivalents” means, collectively, Options and Convertible Securities.

(ii)           From the date hereof until the date that is sixty (60) Trading Days (as defined in the Notes) following the Effective Date (as defined in the Registration Rights Agreement) (the “Trigger Date”), the Company will not, directly or indirectly, file any registration statement with the SEC other than the Registration statement (as defined in the Registration Rights Agreement).  From the date hereof until the Trigger Date, the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for shares of Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”).

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(iii)          From the Trigger Date until the second anniversary of the Closing Date, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4(n)(iii).

(1)           The Company shall deliver to each Buyer an irrevocable  written notice (the ”Offer Notice”) of any proposed or intended issuance or sale or exchange (the ”Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers at least forty percent (40%) of the Offered Securities, allocated among such Buyers (a) based on such Buyer’s pro rata portion of the aggregate principal amount of Notes purchased hereunder (the “Basic Amount”), and (b) with respect to each Buyer that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Buyers as such Buyer shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until the Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(2)           To accept an Offer, in whole or in part, such Buyer must deliver a written notice to the Company prior to the end of the second (2nd) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Buyer elects to purchase (in either case, the “Notice of Acceptance”).  If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Buyer bears to the total Basic Amounts of all Buyers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.  Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Buyers a new Offer Notice and the Offer Period shall expire on the third (3rd) Business Day after such Buyer’s receipt of such new Offer Notice.

(3)           The Company shall have fifteen (15) Business Days from the expiration of the Offer Period above (i) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the

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Buyers (the “Refused Securities”) pursuant to a definitive agreement(s) (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice and (ii) to publicly announce (a) the execution of such Subsequent Placement Agreement, and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(4)           In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4(n)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 4(n)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 4(n)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities.  In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with Section 4(n)(iii)(1) above.

(5)           Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from the Company, and the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(n)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer.  If the Company does not consummate the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, within fifteen (15) Business Days of the expiration of the Offer Period, the Company shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4(n)(iii)(3) above if the Buyers have so elected, upon the terms and conditions specified in the Offer.  The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

(6)           Any Offered Securities not acquired by the Buyers or other persons in accordance with Section 4(n)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Agreement.

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(7)           The Company and the Buyers agree that if any Buyer elects to participate in the Offer, (x) neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the “Subsequent Placement Documents”) shall include any term or provisions whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of the Company owned by such Buyer prior to such Subsequent Placement, and (y) any registration rights set forth in such Subsequent Placement Documents shall be similar in all material respects to the registration rights contained in the Registration Rights Agreement.

(8)           Notwithstanding anything to the contrary in this Section 4(n) and unless otherwise agreed to by the Buyers, the Company shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material non-public information, by the fifteen (15th) Business Day following delivery of the Offer Notice.  If by the fifteen (15th) following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, non-public information with respect to the Company.  Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 4(n)(iii).  The Company shall not be permitted to deliver more than one such Offer Notice to the Buyers in any 60 day period.

(iv)          The restrictions contained in subsections (ii) and (iii) of this Section 4(n) shall not apply in connection with (x) the issuance of any Excluded Securities (as defined in the Notes) or (y) a bona fide firm commitment underwritten public offering with a nationally recognized underwriter which generates gross proceeds to the Company in excess of $30,000,000 (other than an “at-the-market offering” as defined in Rule 415(a)(4) under the 1933 Act and “equity lines”).

(o)           Stockholder Approval. The Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the “Stockholder Meeting”), which shall be called and held not later than one year following the Closing Date (the “Stockholder Meeting Deadline”), a proxy statement, substantially in the form which has been previously reviewed by the Buyers and Schulte Roth & Zabel LLP at the expense of the Company, soliciting each such stockholder’s affirmative vote at the Stockholder Meeting for approval of resolutions (the “Resolutions”) providing for the issuance of all of the Securities as described in the Transaction Documents in accordance with applicable law and the rules and regulations of the Principal Market or if not required by the Principal Market, in accordance with NASDAQ Marketplace Rule 4350(i) (such affirmative approval being referred to herein as the “Stockholder Approval” and the date such approval is obtained, the “Stockholder Approval Date”), and the Company shall use its reasonable best efforts to solicit its stockholders’ approval of the Resolutions and to cause the Board of Directors of the Company to recommend to the

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stockholders that they approve the Resolutions.  The Company shall be obligated to seek to obtain the Stockholder Approval by the Stockholder Meeting Deadline.  If, despite the Company’s reasonable best efforts, the Stockholder Approval is not obtained at the Stockholder Meeting, the Company shall cause an additional Stockholder Meeting to be held each twelve month period thereafter until such Stockholder Approval is obtained, provided that if the Board of Directors of the Company does not recommend to the stockholders that they approve the Resolutions at any such Stockholder Meeting and the Stockholder Approval is not obtained, or the Notes are no longer outstanding, the Company shall cause an additional Stockholder Meeting to be held each calendar quarter thereafter until such Stockholder Approval is obtained.

(p)           Financing Through Javo Dispenser, LLC.  The Company agrees to not increase the maximum available financing limit, currently at $2,000,000.00, available to the Company through Javo Dispenser, LLC nor shall it modify the terms or conditions of its agreement with Javo Dispenser, LLC in a manner that, as amended, would make such agreement inconsistent with reasonable and customary commercial lending terms and conditions.

5.             REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)           Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Notes and the Warrants have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person, the number of Conversion Shares issuable upon conversion of the Notes and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person.  The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)           Transfer Agent Instructions.  The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares, the Interest Shares and the Warrant Shares issued at the Closing or upon conversion of the Notes or exercise of the Warrants in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants in the form of Exhibit D attached hereto (the “Irrevocable Transfer Agent Instructions”).  The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents.  If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment.  In the event that such sale, assignment or transfer involves Conversion Shares, the Interest Shares or Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction

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restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.             CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Notes and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)            Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii)           Such Buyer and each other Buyer shall have delivered to the Company the Purchase Price (less, in the case of Capital Ventures International the amounts withheld pursuant to Section 4(g)) for the Notes and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii)          The representations and warranties of such Buyer shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

7.             CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Notes and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)            The Company shall have duly executed and delivered to such Buyer (i) each of the Transaction Documents and (ii) the Notes (allocated in such principal amounts as such Buyer shall request), being purchased by such Buyer at the Closing pursuant to this Agreement, and (iii) the related Series A Warrants (allocated in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement and (iv) the related Series B Warrants (allocated in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement and (v) the related Series C Warrants (allocated in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

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(ii)           Such Buyer shall have received the opinion of The Yocca Law Firm LLP, the Company’s outside counsel, dated as of the Closing Date, in substantially the form of Exhibit E attached hereto.

(iii)          The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company’s transfer agent.

(iv)          The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

(v)           The Company shall have delivered to such Buyer a certificate evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business, as of a date within 10 days of the Closing Date.

(vi)          The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) days of the Closing Date.

(vii)         The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit F.

(viii)        The representations and warranties of the Company shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit G.

(ix)           The Company shall have delivered to such Buyer a letter from the Company’s transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date.

(x)            The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the

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SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

(xi)           The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(xii)          The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

8.             TERMINATION.  In the event that the Closing shall not have occurred with respect to a Buyer on or before five (5) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse the non-breaching Buyers for the expenses described in Section 4(g) above.

9.             MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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(b)           Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(c)           Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)           Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e)           Entire Agreement; Amendments.  This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder and under the Notes, and any amendment to this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities as applicable.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the applicable Securities then outstanding.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be.  The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.  Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

(f)            Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

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If to the Company:

Javo Beverage Company, Inc.
1311 Specialty Drive
Vista, CA. 92081
Telephone:	(760) 560-5286
Facsimile:	(760) 597 - 9793
Attention:	CEO and General Counsel

Copy to:

The Yocca Law Firm LLP
19900 MacArthur Boulevard
Suite 650
Irvine, California 92612
Telephone:	(949) 253-0800
Facsimile:	(949) 253-0870
Attention:	Nicholas Yocca, Esq.

If to the Transfer Agent:

Corporate Stock Transfer, Inc.
3200 Cherry Creek Dr. South
Suite 430
Denver, CO 80209
Telephone:	(303) 282-4800
Facsimile:	(303) 282-5800
Attention:	Carylyn Bell

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:	(212) 756-2000
Facsimile:	(212) 593-5955
Attention:	Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier

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service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants.  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of at least a majority of the aggregate number of Registrable Securities issued and issuable hereunder and under the Notes, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants).  A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(i)            Survival.  Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3 and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing and the delivery and exercise of Securities, as applicable.  Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)            Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)           Indemnification.  In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or

31

made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 4(i), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(l)            No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)          Remedies.  Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers.  The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)           Rescission and Withdrawal Right.  Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)           Payment Set Aside.  To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the

32

obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)           Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and the Company will not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  The Company acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

33

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

JAVO BEVERAGE COMPANY, INC.

By:	/s/ Cody C. Ashwell
	Name:	Cody C. Ashwell
	Title:	Chairman and Chief Executive
Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

CAPITAL VENTURES INTERNATIONAL
By:	Heights Capital Management, Inc.,
its authorized agent

By:	/S/ Martin Kobinger
By: Martin Kobinger
Title: Investment Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS: Fort Mason Master, LP

By:	/S/ Dan German
By: Dan German
Title: Managing Member, Fort Mason Capital, LLC

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS: Fort Mason Partners, LP

By:	/S/ Dan German
By: Dan German
Title: Managing Member, Fort Mason Capital, LLC

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS: JGB Capital LP

By:	/S/ Brett Cohen
By: Brett Cohen
Title: President

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS: JGB Capital Offshore Ltd.

By:	/S/ Brett Cohen
By: Brett Cohen
Title: President

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS: Seneca Capital International, Ltd.

By:	/S/ Michael Anastasio, Jr.
By: Michael Anastasio, Jr.
Title: CFO

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS: Seneca Capital, LP

By:	/S/ Michael Anastasio, Jr.
By: Michael Anastasio, Jr.
Title: CFO

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

Guggenheim Portfolio Company XII, LLC

By:	/S/ Michael Anastasio, Jr.
By: Michael Anastasio, Jr.
Title: CFO (for Investment Advisor)

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS: Scoggin International Fund, Ltd.

By:	/S/ Craig Effron
By: Craig Effron
Title: Scoggin LLC, Investment Manager, Managing Member

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

By:	/S/ Craig Effron
By:
Title:

SCOGGIN CAPITAL MANAGEMENT, LP II
By: S&E Partners, LP: its general partner
By: Scoggin, Inc. its: general partner
By:	/S/ Craig Effron
President

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS: Gracie Capital LP
By: S Capital Partners, LLC
Its General Manager

By:	/S/ Greg Pearson
Name: Greg Pearson
Title: CFO

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS: Gracie Capital International
By: S Capital Partners, LLC,
Its Investment Advisor

By:	/S/ Greg Pearson
Name: Greg Pearson
Title: CFO

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Enable Growth Partners

By:	/S/ Brenda O’Neil
Name: Brenda O’Neil
Title: Principal and Portfolio Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Enable Opportunity Partners LP

By:	/S/ Brenda O’Neil
Name: Brenda O’Neil
Title: Principal and Portfolio Manager

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

Pierce Diversified Strategy Master Fund LLC, Ena

By:	/S/ Brenda O’Neil
Name: Brenda O’Neil
Title: Principal and Portfolio Manager

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
Investor	Buyer	Address and Facsimile Number	Aggregate Principal Amount of Notes	Number of Series A Warrant Shares	Number of Series B Warrant Shares	Number of Series C Warrant Shares	Purchase Price	Legal Representative’s Address and Facsimile Number

Heights Capital	Capital Ventures International LP	c/o Heights Capital Management, Inc. 101 California Street, Suite 3250 San Francisco, CA 94111 Attention: Martin Kobinger Facsimile: (415) 403-6525 Telephone: (415) 403-6500 Residence: Cayman Islands	$6,000,006.61	1,005,588	892,858	3,351,959	$6,000,006.6	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376

Fort Mason	Fort Mason Master, LP	c/o Fort Mason Capital, LLC Four Embarcadero Center, Suite 2050 San Francisco, CA94111 Telephone: 415-288-8100 Fax:415.288.8113 Residence: California	$5,165,048.58	865,651	768,608	2,885,502	$5,165,048.58

Fort Mason	Fort Mason Partners. LP	c/o Fort Mason Capital, LLC Four Embarcadero Center, Suite 2050 San Francisco, CA94111 Telephone: 415-288-8100 Fax:415.288.8113 Residence: California	$334,948.38	56,137	49,844	187,122	$334,948.38

JGB Capital	JGB Capital Offshore, Ltd.	c/o Appleby Corporate Services (Cayman) Limited Clifton House 75 Fort Street George Town, Grand Cayman Additional copy to: JGB Capital Offshore, Ltd. c/o JGB Management Inc. 660 Madison Avenue 21st Floor` New York, NY 10021 Attn: Brett Cohen Tel:(212) 355-5771 Residence: Cayman Islands	$249,998.56	41,899	37,202	139,664	$249,998.56

JGB Capital	JGB Capital, LP	660 Madison Avenue 21st Floor New York, NY 10021 Attn: Brett Cohen Fax:(212) 253-4093 Tel:(212)355-5771 Residence: Delaware	$1,000,004.98	167,599	148,810	558,662	$1,000,004.98

JGB Capital	Scoggin International Fund, Ltd.	c/o Scoggin LLC. 660 Madison Avenue 20th Floor` New York, NY 10021 Fax: (212) 355-7480 Tel:(212) 355-5771 Residence: Bahamas	$624,999.98	104,749	93,006	349,162	$624,999.98

JGB Capital	Scoggin Capital Management, LP II	c/o Scoggin LLC 660 Madison Avenue 20th Floor` New York, NY 10021 Fax:(212) 355-7480 Tel:(212) 355-7527 Residence: Delaware	$624,999.98	104,749	93,006	349,162	$624,999.98

JGB Capital	Seneca Capital International, Ltd.	590 Madison Avenue 28th Floor` New York, NY 10022 Fax:(212) 826-1108 Tel:(212) 888-2999 Residence: Cayman Islands	$787,499.76	131,983	117,187	439,944	$787,499.76

JGB Capital	Seneca Capital LP	590 Madison Avenue 21st Floor New York, NY 10021 Fax:(826)-1108 Tel:(212) 888-2999 Residence: Delaware	$399,998.77	67,039	59,524	223,463	$399,998.77

JGB Capital	Guggenheim Portfolio Company XII LLC	590 Madison Avenue 28th Floor New York, NY 10021 Fax: (212) 826-1108 Tel:(212) 355-5771 Residence: Delaware	$62,499.64	10,475	9,301	34,916	$62,499.64

JGB Capital	Gracie Capital International, Ltd.	590 Madison Avenue 28thFloor` New York, NY 10021 Fax: (212) 308-7180 Tel:(212) 355-5771 Residence: Cayman Islands	$462,498.41	77,514	68,824	258,379	$462,498.41

JGB Capital	Gracie Capital LP	590 Madison Avenue 28thFloor` New York, NY 10021 Tel:(212) 355-5771 Residence: Delaware	$787,499.76	131,983	117,187	439,944	$787,499.76

Enable Capital	Enable Growth Partners LP	One Ferry Building, Suite 255 San Francisco, CA 94111 Tel: 415-677-1578 Residence: California	$3,824,999.09	641,061	569,196	2,136,871	$3,824,999.09

Enable Capital	Enable Opportunity Partners LP	One Ferry Building, Suite 255 San Francisco, CA 94111 Tel: 415-677-1578 Residence: California	$449,998.84	75,419	66,964	251,396	$449,998.84

Enable Capital	Pierce Diversified Strategy Master Fund LLC	One Ferry Building, Suite 255 San Francisco, CA 94111 Tel: 415-677-1578 Residence: California	$224,999.42	37,709	33,482	125,698	$224,999.42

EXHIBITS

Exhibit A	Form of Notes
Exhibit B-1	Form of Series A Warrants
Exhibit B-2	Form of Series B Warrants
Exhibit B-3	Form of Series B Warrants
Exhibit C	Registration Rights Agreement
Exhibit D	Irrevocable Transfer Agent Instructions
Exhibit E	Form of Outside Company Counsel Opinion
Exhibit F	Form of Secretary’s Certificate
Exhibit G	Form of Officer’s Certificate

SCHEDULES

Schedule 3(a)	Subsidiaries
Schedule 3(k)	SEC Documents; Financial Statements
Schedule 3(l)	Absence of Certain Changes
Schedule 3(q)	Transactions with Affiliates
Schedule 3(r)	Capitalization
Schedule 3(s)	Indebtedness and Other Contracts
Schedule 3(t)	Litigation
Schedule 3(cc)	Ranking of Notes
Schedule 4(d)	Use of Proceeds

Exhibit D

JAVO BEVERAGE COMPANY

December 15, 2006

Corporate Stock Transfer, Inc.
3200 Cherry Creek Dr. South
Suite 430
Denver, CO  80209
Attention: Carylyn Bell

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of December 14, 2006 (the “Agreement”), by and among Javo Beverage Company, a Delaware corporation (the “Company”), and the investors named on the Schedule of Buyers attached thereto (collectively, the “Holders”), pursuant to which the Company is issuing to the Holders (i) senior convertible notes of the Company (the “Notes”), which will be convertible into shares of the Company’s common stock, $0.001 par value per share (the ”Common Stock”), and (ii) two series of warrants (the “Warrants”), which are exercisable to purchase shares of Common Stock.

This letter shall serve as our authorization and direction to you (provided that you are the transfer agent of the Company at such time):

(i)            to issue shares of Common Stock upon conversion of the Notes (the “Conversion Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Conversion Notice, in the form attached hereto as Exhibit I, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon;

(ii)           to issue shares of Common Stock upon exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Holder from time to time upon delivery to you of a properly completed and duly executed Exercise Notice, in the form attached hereto as Exhibit II, which has been acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the General Counsel of the Company (or its outside legal counsel) that either (i) a registration statement covering resales of the Conversion Shares or the Warrant Shares has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) that sales of the after your receipt of a notice of transfer, Conversion Notice or the Exercise Notice, you shall issue the certificates representing the Conversion Shares and/or the Warrant Shares, as applicable, and such certificates shall not bear any legend restricting transfer of the Conversion Shares or the Warrant Shares thereby and should not be subject to any stop-transfer restriction; provided, however, that if such Conversion Shares and Warrant Shares are not registered for resale under the 1933 Act or able to be sold under Rule 144, then the certificates for such Conversion Shares and/or Warrant Shares shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the General Counsel of the Company or the Company’s outside legal counsel that a registration statement covering resales of the Conversion Shares and the Warrant Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit III.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.  Should you have any questions concerning this matter, please contact me at (760) 560-5286.

Very truly yours,

JAVO BEVERAGE COMPANY

By:
Name: William Marshall
Title: General Counsel, Exec. Vice President

THE FOREGOING INSTRUCTIONS ARE
ACKNOWLEDGED AND AGREED TO

this 15th day of December, 2006

CORPORATE STOCK TRANSFER, INC.

By:
Name:
Title:

Enclosures

cc:       Parties as listed on Schedule of Buyers to the Securities Purchase Agreement dated December 14, 2006.

EXHIBIT I

JAVO BEVERAGE COMPANY
CONVERSION NOTICE

Reference is made to the Senior Convertible Note (the “Note”) issued to the undersigned by Javo Beverage Company (the “Company”).  In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the “Common Stock”) of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Please confirm the following information:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Authorization:

By:

Title:

Dated:

Account Number:
(if electronic book entry transfer)

Transaction Code Number:
(if electronic book entry transfer)

Installment Amounts to be reduced and amount of reduction:

Notwithstanding anything to the contrary contained herein, this Conversion Notice shall constitute a representation by the holder of the Note submitting this Conversion Notice that, after giving effect to the conversion provided for in this Conversion Notice, such holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person’s affiliates) of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Company Common Stock as determined pursuant to the provisions of Section 3(d)(i) of the Note.

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs Corporate Stock Transfer, Inc. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated December 15, 2006 from the Company and acknowledged and agreed to by Corporate Stock Transfer, Inc.

JAVO BEVERAGE COMPANY

By:
Name:
Title:

EXHIBIT II

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

JAVO BEVERAGE COMPANY

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Javo Beverage Company, a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.  Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

____________    a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________    a “Cashless Exercise” with respect to _______________ Warrant Shares.

2.  Payment of Exercise Price.  In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.  Delivery of Warrant Shares.  The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

4.  Notwithstanding anything to the contrary contained herein, this Exercise Notice shall constitute a representation by the holder of the Warrant submitting this Exercise Notice that, after giving effect to the exercise provided for in this Exercise Notice, such holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such Person’s affiliates) of a number of shares of Common Stock which exceeds the Maximum Percentage of the total outstanding shares of Company Common Stock as determined pursuant to the provisions of Section 1(f) of the Warrant.

Date: _______________ __, ______

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs Corporate Stock Transfer, Inc. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated December 15, 2006 from the Company and acknowledged and agreed to by Corporate Stock Transfer, Inc.

JAVO BEVERAGE COMPANY

By:
Name:
Title:

EXHIBIT III

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Corporate Stock Transfer, Inc.
3200 Cherry Creek Dr. South
Suite 430
Denver, CO  80209
Attention:  Carylyn Bell

Re:          Javo Beverage Company, Inc.

Ladies and Gentlemen:

[We are][I am] counsel to Javo Beverage Company, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders senior convertible notes (the “Notes”) convertible into the Company’s common stock, $0.001 par value per share (the ”Common Stock”) and two series of warrants exercisable for shares of Common Stock (the “Warrants”).  Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Notes and the shares of Common Stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement.  You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company’s Irrevocable Transfer Agent Instructions dated December 15, 2006, provided at the time of such reissuance, the Company has not otherwise notified you that the Registration Statement is unavailable for the resale of the Registrable Securities.

Very truly yours,

[ISSUER’S COUNSEL]

By:

CC:          [LIST NAMES OF HOLDERS]

Exhibit E

The Yocca Law Firm LLP Lawyers 19900 MacArthur Boulevard Suite 650 Irvine, California 92612	TELEPHONE (949) 253-0800 FACSIMILE (949) 253-0870

December 15, 2006

DRAFT
VIA FEDERAL EXPRESS
Investors Listed on the Attached List of Investors

Re:                               Issuance and sale by Javo Beverage Company, Inc., a Delaware corporation, of Senior Convertible Notes in an aggregate principal amount of $21,000,000 and Warrants to purchase up to an aggregate of 18,376,396 shares of Common Stock

Ladies and Gentlemen:

We have acted as outside counsel to Javo Beverage Company, a Delaware corporation (the “Corporation”), in connection with an issuance and sale by the Corporation of (i) Senior Convertible Notes in an aggregate principal amount of $21,000,000 (“Notes”); and (ii) Warrants to purchase up to an aggregate of 18,376,396 shares of the Corporation’s Common Stock, par value $0.001 per share, (“Warrants”) pursuant to the Securities Purchase Agreement dated as of December 14, 2006, by and among the Corporation and the investors listed on the Schedule of Buyers attached thereto (“Securities Purchase Agreement”).  This opinion is being furnished to you as a supporting document at the request of the Corporation pursuant to Section 7(ii) of the Securities Purchase Agreement.  Unless specifically defined herein or the context requires otherwise, capitalized terms used herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

In furnishing this opinion, we have examined and relied upon: (a) the Securities Purchase Agreement; (b) the Notes; (c) the Registration Rights Agreement; (d) the Irrevocable Transfer Agent Instructions; (e) the Warrants; (f) the Corporation’s Certificate of Incorporation, as amended; (g) the Corporation’s Bylaws as certified to us by an officer of the Company; (h) certain records of the Corporation’s corporate proceedings certified to be as reflected in its minute books; and (i) such statutes, records and other documents as we have deemed relevant. We have assumed that, except for (a) through (e) above (“Transaction Documents”), there are no other documents or agreements between the Company and any Buyer which would expand or otherwise modify the respective rights and obligations of the Company and each Buyer as set forth in the Transaction Documents.

We have assumed the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies and the genuineness of all signatures.  We have also assumed the legal capacity of all natural persons and that, with respect to all parties to agreements or instruments relevant hereto other than the Company, such parties had the requisite power and authority to execute, deliver and perform such agreements or instruments, that such agreements or instruments have been duly authorized by all requisite action and have been duly executed and delivered by such parties and that such agreements or instruments are the valid, binding and enforceable obligations of such parties.

As to questions of fact material to our opinions, we have relied upon the representations of each party made in the Transaction Documents and the other documents and certificates delivered in connection therewith, certificates of officers of the Company, and certificates and advices of public officials.

Whenever a statement herein is qualified by “known to us,” “to our current actual knowledge,” or similar phrase, it is intended to indicate that, during the course of our representation of the Company, no information that would give us current actual knowledge of the inaccuracy of such statement has come to the attention of those attorneys in this firm principally responsible for handling current matters for the Company.  However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of such statement, and any limited inquiry undertaken by us during the preparation of this opinion letter should not be regarded as such an investigation; no inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company.

On the basis of the foregoing, subject to the assumptions, exceptions, qualifications and limitations herein, it is our opinion that:

1.             The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation.  The Company has the requisite corporate power to own, lease and operate its properties and to conduct its business as presently conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.

2.             The Company has the requisite corporate power and authority to execute, deliver and perform all of its obligations under the Transaction Documents, including the issuance of the Notes, the Conversion Shares, the Interest Shares, the Warrants and the Warrant Shares in accordance with the terms thereof.  The execution and delivery of the Transaction Documents by the Company and the consummation of the transactions contemplated therein (including without limitation, the issuance and sale of the Notes and Warrants) have been duly authorized by all necessary corporate action.  The Transaction Documents have been duly executed and delivered by the Company.  The Transaction Documents constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity (whether in a proceeding at law or in equity) or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation

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or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

3.             The execution, delivery and performance by the Company of its obligations as contemplated in the Transaction Documents, including without limitation, the issuance of the Notes and the Warrants, the Conversion Shares, the Interest Shares and the Warrant Shares, and the consummation by the Company of the transactions contemplated by the Transaction Documents and the compliance by the Company with the terms thereof (a) do not and will not violate, conflict with or constitute a default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a default), give rise to any right of termination, cancellation or acceleration under (i) the Certificate of Incorporation or Bylaws of the Company; (ii) any agreement, note, lease, mortgage, deed or other instrument to which the Company is a party or by which the Company is bound or affected that was publicly filed as an exhibit by the Company on the Edgar filing system (the “Publicly Filed Exhibits”); or (iii) to our knowledge any statute, law, rule or regulation of the United States, the Principal Market or the Delaware General Corporation Laws (the “DGCL”) applicable to the Company as of immediately prior to the Closing or, to our knowledge, any order, writ, injunction or decree binding on the Company; and (b) to our knowledge do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance (other than pursuant to the Transactions Documents) upon or with respect to any of the Company’s properties.

4.             When so issued in accordance with and in exchange for payment as contemplated by the Transaction Documents, the Notes, the Warrants, the Conversion Shares, the Interest Shares and the Warrant Shares will be duly authorized and validly issued, fully paid and nonassessable, and free of any and all liens and charges (but not free of restrictions on transfer as may exist pursuant to federal and applicable state securities laws) and preemptive or similar rights contained in the Company’s Certificate of Incorporation or Bylaws or any agreement, note, lease, mortgage deed or other instrument to which the Company is a party or by which the Company is bound that is a Publicly Filed Exhibit.  The Conversion Shares, the Interest Shares and the Warrant Shares have been duly and validly authorized and reserved for issuance by all necessary corporate action.

5.             As of the date hereof, to our knowledge, the authorized capital stock of the Company consists of (i) three hundred million (300,000,000) shares of Common Stock with a par value of $0.001 per share and (ii) ten million (10,000,000) shares of Preferred Stock with a par value of $0.001 per share.  None of the outstanding Common Stock is subject to preemptive rights or other rights of the stockholders of the Company pursuant to the Certificate of Incorporation or the Bylaws or under the DGCL or pursuant to any Publicly Filed Exhibits.  Except as set forth in the Disclosure Schedule, there are no outstanding securities or instruments of the Company that are Publicly Filed Exhibits containing anti-dilution or similar provisions that will be triggered by the issuance of the Notes, the Conversion Shares, the Interest Shares, the Warrants or the Warrant Shares as contemplated pursuant to the Transaction Documents.

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6.             The offer and sale of the Notes and the Warrants in accordance with the Securities Purchase Agreement and the issuance of the Conversion Shares, the Interest Shares and the Warrant Shares in accordance with the Transaction Documents constitute transactions exempt from the registration requirements of the Securities Act of 1933, as amended, assuming that the representations and warranties of each Buyer made pursuant to Sections 2(a), 2(b), and 2(d) of the Securities Purchase Agreement are true and correct, and assuming further that the appropriate restrictive legends will be placed on the certificates or other instruments representing the Notes, the Warrants, the Conversion Shares, the Interest Shares and the Warrant Shares.

7.             No authorization, approval, consent, filing, or other order of any federal or state governmental body, regulatory agency, self-regulatory organization or stock exchange or market, or the stockholders of the Company, or any court, or to our knowledge, any third party is required to be obtained by the Company to enter into the Transaction Documents or for the issuance and sale of the Notes, the Conversion Shares, the Interest Shares, the Warrants or the Warrant Shares in accordance with the Transaction Documents, or for the exercise of any rights and remedies under any Transaction Documents, except for the Stockholder Approval as contemplated to be obtained pursuant to the Securities Purchase Agreement and any approvals, authorizations, designations, declarations or filings as have been made or obtained on or before the date hereof or which are not required to be made or obtained until after the date hereof, including (i) filings on Form D under Regulation D of the Securities Act of 1933, as amended, and each applicable state securities law’s corresponding notice requirement, and (ii) filings on Form 8-K pursuant to the Securities Exchange Act of 1934, as amended.

8.             To our knowledge, no action, suit, proceeding, inquiry or investigation before or by any court, public board or body or any governmental agency or self-regulatory organization is pending or threatened against the Company or any of the properties or assets of the Company.

9.             The Company and its Board of Directors have taken necessary action to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation or provisions of the DGCL applicable to the Buyers and their affiliates as a result of the Buyers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation, the Company’s issuance of Notes on the date hereof and Warrants (and the shares of Common Stock issuable upon conversion or exercise thereof) and the Buyers’ and their affiliates’ ownership of such securities or any other securities of the Company acquired by the Buyer or their affiliates.

10.           To our knowledge, the Company is not an “investment company” or any entity controlled by an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

We express no opinion as to your compliance with any federal or state law pertaining to your legal or regulatory status or the nature of your business.

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We express no opinion as to the Company’s compliance or non-compliance with (i) antifraud provisions of applicable federal or state securities laws; (ii) applicable federal or state antitrust laws and regulations; (iii) unfair competition or trade practice laws and regulations; (iv) pension and employee benefit laws and regulations; (v) SEC staff policies; or (vi) any law, regulation or rule applicable solely to the Company’s industry.

We express no opinion with respect to the enforceability of provisions releasing or indemnifying a party against liability for its own wrongful or negligent acts, or where indemnification is contrary to public policy, provisions to the effect that failure to exercise or delay in exercising any right or remedy will not operate as a waiver of that right or remedy, or provisions to the effect that failure to exercise or delay in exercising any right or remedy will not operate as a waiver of that right or remedy.

We express no opinion as to the effect of judicial decisions which may permit the introduction of extrinsic evidence to modify the terms or the interpretation of the Transaction Documents.

We express no opinion with respect to the limitations on the exercise of certain contractual rights and remedies if the defaults are not material or the penalties bear no reasonable relation to the damages suffered by the aggrieved party as a result of the delinquencies or defaults, on strict enforcement of certain covenants in debt instruments absent a showing of damage to the lender, impairment of value of collateral or impairment of the debtor’s ability to pay or otherwise under circumstances which would violate the lender’s covenant of good faith and fair dealing.

We express no opinion with respect to the unenforceability under certain circumstances of provisions requiring arbitration, waiving jury trials, or selecting venue; provisions permitting various self help or summary remedies without adequate notice or opportunity for hearing or cure; or provisions having the effect of requiring the Company to repurchase, redeem or make a distribution on any of its shares of capital stock.

We express no opinion as to (a) the enforceability of the choice of law provisions of the Transaction Documents, (b) California laws relating to usury or permissible rates of interest upon the transactions contemplated by the Transaction Documents, (c) California Civil Code Section 1670.5 which provides that a court may refuse to enforce, or may limit the application of, a contract or any clause thereof which the court finds as a matter of law to have been unconscionable at the time it was made, (d) California Civil Code Section 1671 which provides in part that a contractual provision liquidating the damages for breach of contract in a commercial transaction will be invalid if it is established that the provision was “unreasonable” under the circumstances existing at the time the contract was made, and (e) Section 1698 of the California Civil Code which provides, in part, that provisions of any instrument or agreement may only be waived in writing will not be enforced to the extent that an oral agreement has been executed modifying provisions of such instrument or agreement.

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We are members of the Bar of the State of California and, accordingly, do not express any opinions herein concerning the laws of any jurisdiction other than the Delaware General Corporation Law, the laws of the State of California and the federal laws of the United States of America, and we express no opinion herein as to the effect of any other laws.  For purposes of our opinions, we have assumed that applicable New York law is the same as the California law.

This opinion is being rendered solely as of this date for your benefit in connection with the issuance and sale to the Buyers of the Notes and Warrants at the Closing and may not be relied upon by any other person without our prior written consent.  We expressly decline any undertaking to advise you of any matters arising subsequent to the date hereof which would cause us to amend any portion of the foregoing in whole or in part.

Very truly yours,
UNSIGNED DRAFT

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Address List of Investors

Capital Ventures International LP
c/o Heights Capital Management
101 California Street, Suite 3250
San Francisco, CA 94111

Attn.: Martin Kobinger, Investment Manager

Fort Mason Master, LP
c/o Fort Mason Capital, LLC
Four Embarcadero Center, Suite 2050
San Francisco, CA 94111

JGB Capital Offshore, Ltd.
c/o Appleby Corporate Services (Cayman)
Limited
Clifton House
75 Fort Street
George Town, Grand Cayman

Courtesy copy to:

JGB Capital Offshore, Ltd.
c/o JGB Management Inc.
660 Madison Avenue, 21st Floor
New York, NY 10021
Attn.: Brett Cohen

Enable Capital
One Ferry Building, Suite 255
San Francisco, CA 94111

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Exhibit F

JAVO BEVERAGE COMPANY

SECRETARY’S CERTIFICATE

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Javo Beverage Company, a Delaware corporation (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of December 14, 2006, by and among the Company and the investors listed on the Schedule of Buyers attached thereto (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below.  Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.

1.                                       Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting of the Board of Directors held on November 1, 2006.  Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.

2.                                       Attached hereto as Exhibit B is a true, correct and complete copy of the Certificate of Incorporation of the Company, together with any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Certificate of Incorporation, the same being in full force and effect in the attached form as of the date hereof.

3.                                       Attached hereto as Exhibit C is a true, correct and complete copy of the Bylaws of the Company and any and all amendments thereto currently in effect, and no action has been taken to further amend, modify or repeal such Bylaws, the same being in full force and effect in the attached form as of the date hereof.

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4.                                       Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature
Cody C. Ashwell	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 15th day of December, 2006.

William Marshall
Secretary

I, Cody C. Ashwell, hereby certify that William Marshall is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

Cody C. Ashwell
Chief Executive Officer

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EXHIBIT A

Resolutions

3

MINUTES OF THE SPECIAL MEETING
OF THE BOARD OF DIRECTORS
OF
JAVO BEVERAGE COMPANY, INC.
November 1, 2006
(9:00 A.M., PACIFIC STANDARD TIME)

A meeting of the Board of Directors of Javo Beverage Company, Inc., a Delaware corporation (the “Corporation”) was held at the executive office of the Corporation at 1311 Specialty Drive, Vista, California 92081 and by telephone conference call on Wednesday, November 1, 2006, commencing at 9:00 a.m.

The following directors were present in person at the meeting:

Cody C. Ashwell, Chair

The following directors were present by telephone at the meeting:

William C. Baker

Ronald S. Beard

Terry C. Hackett

James R. Knapp

Thomas J. Rielly

Stanley A. Solomon

The following directors were absent, and each such director has executed a waiver of notice that has been attached to these minutes:

Jerry W. Carlton
Richard B. Specter

Also present at the meeting were Gary Lillian, President; Richard Gartrell, CFO; and William E. Marshall, General Counsel and Secretary.  Mr. Marshall acted as Secretary of the Meeting and is responsible for these minutes.

It was first confirmed that all of the directors present could hear one another on the conference call, and then the Chairman of the Board then called the meeting to order.

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The first and only order of business was a proposal to review and discuss the Term Sheet attached hereto as Exhibit “A” (“Term Sheet”), which contemplates a private placement by the Corporation of Senior Convertible Notes and Warrants (the “Private Placement”).

Mr. Ashwell explained that the principal purpose of the financing was for expansion and growth, and he described several growth opportunities for the Corporation.  Mr. Ashwell reiterated his belief that certain of the Company’s significant sales opportunities have been and will be hindered by the Corporation’s lack of a strong balance sheet and cash reserves and that a cash infusion was vital to capturing these larger account opportunities.  Mr. Ashwell then made a presentation concerning efforts made to seek funding on the most favorable terms, the negotiation of the Term Sheet, the Term Sheet itself and the proposed Private Placement.

Mr. Marshall made a presentation concerning the details of the Term Sheet and the transactions contemplated thereby, including the registration of shares of Common Stock for resale.

Mr. Gartrell made a presentation concerning the financial impacts of the proposed transaction and projections concerning the operating cash flow and debt coverage.

A discussion of the Term Sheet and the Private Placement followed.  The Board of Directors asked questions of management and discussed the answers.  The Board also considered and evaluated various factors, including the Corporation’s financial condition, prospects for growth, the Corporation’s capital structure and the results of stockholder voting on a proposal to amend the Certificate of Incorporation to authorize additional shares of Common Stock.  Management noted its belief and the belief of its placement agent that, as compared to a typical direct sale of common stock, the structured convertible debt described in the term sheet would provide the opportunity to achieve significantly higher valuations in issuing common stock so as to potentially lessen dilution to the common stockholders.

Upon motion duly made and seconded, the following resolutions were unanimously approved.

WHEREAS, there has been submitted to and considered by this Board of Directors a Term Sheet, in the form attached hereto as Exhibit A (“Term Sheet”), and other information, documents, and drafts, in connection with a proposed agreement for the purchase and sale of the Corporation’s securities (collectively, the “Securities”), which would consist of (i) Senior Convertible Notes (“Senior Convertible Notes”) that shall be convertible into previously authorized but unissued shares of the Corporation’s Common Stock, par value $0.001 per share (“Common Stock”), and (ii) Warrants

5

(“Warrants”) to purchase previously authorized but unissued shares of Common Stock; and

WHEREAS, it is deemed in the best interests of the Corporation and its stockholders that this Board of Directors ratify and adopt the terms and provisions of the Term Sheet and authorize the negotiation, execution, delivery and performance of definitive agreements; and

WHEREAS, the Term Sheet contemplates that the Corporation shall register shares of the Corporation’s Common Stock (the “Shares”) for resale by the investors in the private placement, in an amount sufficient to cover the potential future conversion of the Senior Convertible Notes and future exercise of the Warrants;

NOW, THEREFORE, BE IT RESOLVED, that the terms and provisions of the Term Sheet be, and they hereby are, approved, adopted, authorized and ratified, in the form attached hereto or in substantially such form with such modifications or supplements as any officer of the Corporation may approve, in the discretion of the officer acting in the matter; and

RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized and directed to proceed to negotiate a private placement of the Securities and to execute, deliver and perform on behalf of the Corporation or in its name, any and all definitive agreements, certificates, documents or instruments related thereto, on substantially the terms contemplated in the Term Sheet; and

RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized, directed and empowered on behalf of the Corporation and in its name, to execute any applications, certificates, agreements or any other instruments or documents or amendments or supplements thereto, or to do and to cause to be done any and all other acts and things as such

6

officers may in their discretion deem necessary or appropriate to conduct the private placement in accordance with the exemption from registration under the Securities Act of 1933 for transactions not involving a public offering as provided by Section 4(2) of the Securities Act and Rule 506 of Regulation D as promulgated thereunder; and

RESOLVED FURTHER, that this Board of Directors deems it in the best interests of the Corporation and its stockholders that the Corporation register the Shares for resale under the Securities Act of 1933, as amended, on Form S-3, or on such other form or forms as may be required or permitted, and that the Board of Directors hereby authorizes and approves the registration of the Shares and the taking of any and all other actions as may be necessary or appropriate to register the Shares for resale; and

RESOLVED FURTHER, that the officers of the Corporation be, and each of them hereby is, authorized at any time and from time to time to do and perform any and all acts or things, including, without limitation, the execution and delivery of any and all agreements, documents, instruments or papers of whatever kind or nature, modifications or supplements thereto, all filings necessary or desirable for obtaining qualifications, permits or licenses, in each case as such officers or any of them may consider necessary or desirable to effect the intent of any and all of the foregoing resolutions; and

RESOLVED FURTHER, that the execution and delivery of any documents, or their filing in the books and records of the Corporation, or the performance of such other acts and things by any of officer of the Corporation, shall in each case evidence conclusively and for all purposes that such officer or officers considered the same to be necessary or desirable as aforesaid and that such act or thing so done or performed was hereby authorized; and that all such acts or things heretofore performed by the officers of this Corporation are hereby authorized, adopted, ratified and approved; and

RESOLVED FURTHER, that this Board of Directors hereby authorizes, ratifies, approves and adopts such resolutions as may be deemed necessary or

7

appropriate by the officer acting in the matter in order to satisfy the requests or requirements of any governmental authorities in connection with the transactions contemplated by these resolutions, and the Secretary shall attach any such resolutions hereto and the same shall be deemed incorporated and approved herein.

There being no further business the meeting was adjourned at approximately 12:00 a.m.

William E. Marshall, Secretary
Attest:
Cody A. Ashwell, Chairman

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EXHIBIT “A”

JAVO BEVERAGE COMPANY

Senior Convertible Notes

DRAFT SUMMARY OF TERMS AND CONDITIONS

For Discussion Purposes Only

October 27, 2006

Issuer:	Javo Beverage Company (the “Issuer” or the “Company”).

Purchaser:

Heights Capital Management, Inc. or an affiliated entity (the “Lead”) and other investors selected by the Company and Cowen and Company (collectively with the Lead, the “Purchasers”). The Purchasers and any subsequent transferees are referred to herein as Holders.

The Lead will purchase a minimum of $6,000,000.

Security:	Senior Convertible Notes (the “Notes”).

Amount:	$22,500,000.00 (the “Amount”).

Additional Notes:

The Purchasers would have the right to subscribe for an additional $7,500,000 of Notes (the “Additional Notes”) until 12 months from closing which will be convertible at 150% of the 5-day average volume weighted average price (“VWAP”) prior to the initial closing.

Maturity:	5 years from the date of issue (the “Maturity Date”).

Coupon:	6.95% per annum in cash or registered shares of common stock, payable quarterly in arrears and calculated on the basis of a 360-day year consisting of twelve 30-day months.

Conversion Price:

The Notes will be convertible at 120% of the VWAP of the Company’s common stock over the five (5) trading days prior to the announcement of the transaction (the “Conversion Price”) into a fixed number of shares (the “Conversion Shares”).

The Notes and Additional Notes are convertible at the

Holders option, in whole or in part, at any time after Closing. The Conversion Price will be subject to adjustment for stock dividends, stock splits, dilutive securities issuances and other customary adjustment events.

Principal Amortization Schedule:

The Company shall repay the principal amount of the Notes in 57 equal monthly installments of $394K in cash and/or registered shares of common stock (each, a “Principal Repayment”) beginning on the four month anniversary of the Closing (See: Appendix A).

The Holders will have the right to convert each Principal Repayment into shares of common stock at or prior to the payment date in lieu of receiving cash.

The Company may, at its sole option, use registered shares of common stock as consideration for the Principal Repayments only if the stock is trading above $0.60 per share and the “standard equity conditions” have been met (as defined in the closing documents).

The shares used would be valued at 88% of the average of the VWAPs for the 20 days following the payment date, if such amount is greater than $1.00, and 85% of the average of the VWAPs for the 20 days following the payment date if such amount is $1.00 or less (the “Amortization Price”).

Investor Put:

The Purchasers may require the Issuer to repurchase the Notes and Additional Notes for cash at the third anniversary of the Closing at a price equal to their face amount plus any accrued and unpaid interest. The Company may use registered shares of common stock to satisfy up to 70% of the redemption.

The shares would be valued at 85% of the average VWAP for 60 days following the redemption. The Company may, at its sole option, use registered shares of common stock as consideration for this redemption payment only if the stock is trading above $0.60 per share and the “standard equity conditions” have been met (as defined in the closing documents).

Conversion	The Notes and Additional Notes will include a

Limitation:

conversion limitation providing that the Issuer will not effect any conversion of the Notes or Additional Notes, and no Holder shall have the right to convert any portion of the Notes or Additional Notes, to the extent that after giving effect to such conversion, the Holder (together with the Holder’s affiliates) would beneficially own in excess of 9.9% of the number of shares of the Company’s common stock outstanding immediately after giving effect to such conversion (the “Conversion Limitation”).

Company Repurchase Right:

The Company may repurchase the Notes and Additional Notes at anytime after closing at par plus accrued interest, plus: i) a make-whole interest payment equal to the present value of three years of interest less any interest paid, plus ii) a number of warrants (the “Series B Warrants”) to purchase the number of shares that the Notes are convertible into. The Series B Warrants shall have an exercise price equal to the Conversion Price and an expiration date three years from the date of issuance.

Warrants:

The Company will issue to the Purchasers warrants equal to 30% of the total number of Conversion Shares (the “Warrants”) for the Notes and Additional Notes (when and if issued).

The Warrants will be exercisable at any time beginning six (6) months from Closing into common shares of the Company at 125% of the VWAP for the day prior to announcement of the deal and will expire five (5) years from the applicable Closing.

The Warrants will be documented separately from the Notes and Additional Notes and may be exercised or sold by the Holders at any time after Closing. The Warrants may only be exercised on a cashless exercise basis if there is not an effective registration statement covering the resale of the underlying shares.

Redemption at Maturity:

The Issuer will redeem the Notes and Additional Notes (if issued) at their face amount plus any accrued and unpaid interest in respect thereof in cash. Under no circumstances shall the Notes or Additional Notes maturity extend beyond the Maturity Date.

Permitted Senior Indebtedness

After effectiveness, the Company may incur 1) up to an additional $5 million of a senior bank debt facility, and 2) may incur additional debt for new customer equipment purchases of machines.

The Company intends and will covenant that it will use the markup on its dispensed products attributed to amortization of equipment to pay debt and interest payments for new dispensers financed as Permitted Senior Indebtedness with the term of the amortization of principal being no more then sixty (60) months.

Change of Control:

Upon a Change of Control of the Issuer involving the acquisition of voting control or direction over 50% or more of the Company’s outstanding common stock, Holders will have the right to cause the Issuer to repurchase the Notes and Additional Notes in cash or shares for the greater of: A) the equity value or B) 120%, plus accrued but unpaid interest, if any, up to but excluding the date of the Change of Control date.

Stock Payment Procedures for Principal Repayments:

The Company must notify the investors of its intention to make each applicable Principal Repayment in cash or common stock or any combination thereof on the third (3rd) trading day prior to the date of the Principal Repayment. On the trading day prior to the applicable Principal Repayment date, the Company will deliver to the Holders via DTC an amount of shares equal to the stock portion of the applicable Principal Repayment divided by 90% of the lowest VWAP of the common stock during the ten trading days ending on the trading day prior to such delivery date (the “Stock Calculation Price”).

Immediately following the calculation of the Amortization Price on the 21st day following the payment date, the Company will deliver an amount of shares on that day to the Holders (“Net Share Settlement Amount”) equal to the stock portion of the applicable Principal Repayment, divided by the Amortization Price, less any shares previously delivered. If the Amortization Price is greater than the Stock Calculation Price, the Net Share Settlement Amount will be zero and any excess over the principal due shall be offset against the remaining principal.

Anti-Dilution Protection:

There shall be weighted-average anti-dilution protection on the Notes, Additional Notes and the Warrants. Any anti-dilution adjustment(s) shall not be triggered by any issuances by the Company of any equity or equity-linked securities in connection with: (i) strategic transactions or acquisitions, (ii) board approved stock or option plans, (iii) issuances of any securities having to do with any exercise/exchange/adjustment/
redemption of the Notes.

Use of Proceeds:	Sales and marketing, working capital and general corporate purposes.

Registration:

The Company will file a registration statement with the SEC to register the resale of the shares underlying the Notes and Additional Notes, the Warrants and Series B Warrants within 30 days of closing.

If either the Company does not meet the filing deadline or the SEC does not declare this effective within 90 days of closing (or 120 days if reviewed) or if registration lapses then penalties will be paid at the rate of 1.0% per month with the first such payment due at day 120 and continuing thereafter on a pro-rated basis for each 30 day period.

Conditions Precedent:

The transaction shall be subject to conditions precedent customary for agreements of this nature and satisfactory to the Purchasers including:

•     Due diligence satisfactory to the Purchasers in their sole discretion, based on  publicly available information;

•     Documentation satisfactory to the Purchasers in their sole discretion;

•     Absence of material adverse change;

•     Issuer board approval;

•     Any required securities and stock exchange regulatory approvals; and

•     Documentation satisfactory to Issuer in its sole discretion.

Covenants:	Affirmative Covenants — The Notes and Additional Notes will contain affirmative covenants customary for securities of this nature.

Negative Covenants — Neither the Issuer nor any subsidiary shall incur any debt that is senior to or pari passu with the Notes or Additional Notes.

Purchaser Trading Restriction:

The Purchasers will represent that they have not traded in the Company’s securities or derivatives relating to the Company’s securities or engaged in any short sales of the Company’s securities since learning of the transaction from Cowen and Company.

Shareholder Approval:	The Company shall use its reasonable best efforts to obtain shareholder approval at its next annual meeting to issue over 19.9% of their current shares outstanding as part of this transaction.

Expenses:

The Issuer shall reimburse the Lead for its out-of-pocket diligence and legal expenses not to exceed $150,000. The Company shall advance $30,000 as a non-refundable deposit against actual legal expenses upon signing.

This term sheet is not binding except as to the provisions above concerning Expenses.

Agreed to and Accepted by:

JAVO BEVERAGE COMPANY	HEIGHTS CAPITAL MANAGEMENT, INC.

Name: Cody Ashwell	Name: Martin Kobinger
Title: Chief Executive Officer	Title: Authorized Signatory

Appendix A

Amortization Schedule

Month	Year 1	Year 2	Year 3	Year 4	Year 5
1	$0	$395	$395	$395	$395
2	0	395	395	395	395
3	0	395	395	395	395
4	395	395	395	395	395
5	395	395	395	395	395
6	395	395	395	395	395
7	395	395	395	395	395
8	395	395	395	395	395
9	395	395	395	395	395
10	395	395	395	395	395
11	395	395	395	395	395
12	395	395	395	395	395
Year Total	$3,553	$4,737	$4,737	$4,737	$4,737
Cum. Total	$3,553	$8,289	$13,026	$17,763	$22,500

EXHIBIT B

Certificate of Incorporation

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

JAVO BEVERAGE COMPANY, INC.

Javo Beverage Company, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

A.             The name of the Corporation is Javo Beverage Company, Inc.  The Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on June 21, 2002.

B.            This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, and restates, integrates and further amends the provisions of the Corporation’s Certificate of Incorporation such that the total number of shares of all classes of capital stock which the Corporation is authorized to issue shall hereafter be three hundred ten million (310,000,000) shares and the total number of shares of common stock which the Corporation is authorized to issue shall hereafter be three hundred million (300,000,000) shares of common stock with a par value of $0.001 per share designated as the “Common Stock” of the Corporation.

C.            The text of the Certificate of Incorporation as hereby amended or supplemented reads as set forth in EXHIBIT A attached hereto.

IN WITNESS WHEREOF, Javo Beverage Company, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by William E. Marshall, a duly authorized officer of the Corporation, on November 3, 2006.

JAVO BEVERAGE COMPANY, INC.

William E. Marshall
General Counsel, Senior Executive Vice
President of Operations, and Secretary

EXHIBIT A

ARTICLE 1

The name of this corporation (herein called the “Corporation”) is as follows:

JAVO BEVERAGE COMPANY, INC.

ARTICLE 2

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Rd, Wilmington, County of New Castle, Delaware 19808. The name of the Corporation’s registered agent at that address is Corporation Service Company.

ARTICLE 3

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE 4

SECTION 1. AUTHORIZED SHARES. The total number of shares of all classes of capital stock which the Corporation is authorized to issue is three hundred ten million (310,000,000) shares which shall be divided into two classes as follows:

a) three hundred million (300,000,000) shares of Common Stock, with a par value of $0.001 per share (the “Common Stock”), and

b) ten million (10,000,000) shares of Preferred Stock, with a par value of $0.001 per share (the “Preferred Stock”).

SECTION 2. COMMON STOCK. The Common Stock shall have one (1) vote per share. The Common Stock shall not be subject to redemption by the Corporation at its option, at the option of the holders of Common Stock, or upon the happening of a specified event.

SECTION 3. PREFERRED STOCK. The Corporation’s Preferred Stock may be issued in one or more series, any or all of such series may have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, which are permitted by Section 151 of the General Corporation Law of the State of Delaware in respect of such series. This Certificate of Incorporation, or any amendment hereto, to the extent desired, may set forth a statement of such powers, designations or rights of any such series of shares; or, to the extent not fixed by the Certificate of Incorporation or any amendment hereto, the resolution or resolutions adopted by the Board of Directors providing for the issue of stock of such series shall set forth a statement of such powers, designations and rights of any such series of shares. Any and all voting powers, designations, rights, preferences, powers, qualifications, limitations or restrictions of such series may be made dependent upon facts ascertainable outside the Certificate of Incorporation, or any amendment, or the resolution or resolutions adopted by the Board of Directors providing for the issue of stock of such series, provided that the manner in which such facts will operate on the series is clearly and expressly set forth. For this purpose, the term “facts” is meant to include, but is not limited to, the occurrence of any event, including a determination or action by any person or body, including the Corporation.

SECTION 4. AUTHORITY EXPRESSLY VESTED IN BOARD. The Board of Directors of the Corporation is hereby expressly granted and vested with the fullest possible authority to fix from time to time by resolution or resolutions any voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, which are permitted by Section 151 of the General Corporation Law of the State of Delaware in respect of such series. The authority of the Board with respect to each series shall include, but not be limited to, determination from time to time of the following:

(i) The number of shares constituting that series, an increase in such number (but not above the total number of shares of Preferred Stock), a decrease in such number (but not below the number of shares of such series then outstanding), and the distinctive designation of that series;

(ii) The dividend rates, conditions, and times on the shares of that series, whether dividends shall be cumulative or noncumulative, and, if cumulative, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(iii) Whether that series shall have voting powers, full or limited, and if so, the terms, qualifications, limitations or restrictions of such voting powers, or no voting powers;

(iv) Whether that series shall have conversion privileges and/or exchange privileges, and, if so, the terms and conditions of such conversion or exchange, including provision for adjustment of the conversion or exchange rate in such events as the Board of Directors shall state in the resolutions providing for the issue of the stock of such series;

(v) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(vi) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(vii) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii) Any other relative rights, preferences, powers, qualifications, limitations or restrictions thereof.

SECTION 5. ADJUSTMENT OF NUMBER CONSTITUTING SERIES. The Board of Directors is expressly authorized as to any wholly unissued series of Preferred Stock, to determine the number of shares thereof and the dividend rights, dividend rates, conversion rights (if any), redemption prices, liquidation preferences, voting rights (if any), the rights and terms of redemption (including sinking fund provisions) and all other rights, preferences and privileges thereof. The Board of Directors may increase or decrease the number of shares of any series subsequent to the issue of shares of that series, but not below the number of shares of that series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting that decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of that series.

SECTION 6. NO VOTING RIGHTS BY IMPLICATION. The Common Stock and any series of Preferred Stock with full voting rights, shall all vote together as one class, and none of the Common Stock or such series of Preferred Stock shall have any other or special voting rights except as otherwise required by the laws then applicable, the Corporation’s Certificate of Incorporation, or any amendments hereto, or any resolution or resolutions of the Board of Directors providing for the issue of shares of such series of Preferred Stock.

SECTION 7. NO ACTION BY WRITTEN CONSENT OF STOCKHOLDERS. The holders of Common Stock shall not have power to authorize by consent in writing, without a meeting and a vote, any action permitted or required to be taken at an annual or special meeting of stockholders.

ARTICLE 5

SECTION 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors and elections of directors need not be by written ballot unless otherwise provided in the Bylaws. The number of directors of the Corporation shall be fixed from time to time by the Board of Directors either by a resolution or Bylaw adopted by the affirmative vote of a majority of the entire Board of Directors.

SECTION 2. Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the Delaware Statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or by the Bylaws of the Corporation.

ARTICLE 6

A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 174 of the General Corporation Law of the State of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. If from time to time hereafter any provision in the General Corporation Law of the State of Delaware is amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest additional extent permitted by such provision, as so amended; provided, however, no such amendment shall further eliminate or limit liability of a director for any act before such amendment becomes effective. Any repeal or modification of this Article 6 by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any elimination or limitation on the personal liability of a director of the Corporation for acts prior to the time of such repeal or modification. The Corporation shall have the authority to indemnify, by bylaw, agreement or otherwise, any person to the fullest extent permissible under law and in excess of that which may be expressly authorized.

ARTICLE 7

The Board of Directors of the Corporation shall have the power to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

ARTICLE 8

There shall be a series of Preferred Stock, par value $0.001 per share, of the Corporation, to be designated “Series A Junior Participating Preferred Stock,” initially consisting of 150,000 shares.

SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock,” with a par value $0.001 per share, and the number of shares constituting such series shall be 150,000.

SECTION 2. DIVIDENDS AND DISTRIBUTIONS.

(a) Subject to the prior and superior right of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of September, December, March and June in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after the close of business on July 4, 2002 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case, the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (a) above immediately after it declares a dividend payable in shares of Common Stock.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

SECTION 3. VOTING RIGHTS. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(a) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(c) Except as required by law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common stock as set forth herein) for taking any corporate action.

SECTION 4. CERTAIN RESTRICTIONS.

 (a) The Corporation shall not declare any dividend on, make any distribution on, or redeem or purchase or otherwise acquire for consideration any shares of Common Stock after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock unless concurrently therewith it shall declare a dividend on the Series A Junior Participating Preferred Stock as required by Section 2 hereof.

(b) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on, make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith that such purchase or acquisition will result in fair and equitable treatment among the respective series or classes.

(c) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

SECTION 5. REACQUIRED SHARES. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

SECTION 6. LIQUIDATION, DISSOLUTION OR WINDING UP.

(a) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $50,000 per share, provided that in the event the Corporation does not have sufficient assets, after payment of its liabilities and distribution to holders of Preferred Stock ranking prior to the Series A Participating Preferred Stock, available to permit payment in full of the $50,000 per share amount, the amount required to be paid under this Section 6(a)(1) shall, subject to Section 6(b) hereof, equal the value of the amount of available assets divided by the number of outstanding shares of Series A Participating Preferred Stock or (2) subject to the provisions for adjustment hereinafter set forth, 10,000 times the aggregate per share amount to be distributed to the holders of Common Stock (the greater of (1) or (2), the “Series A Liquidation Preference”). In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (2) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock that were outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Junior Participant Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.

SECTION 7. CONSOLIDATION, MERGER, ETC. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Participating Preferred Stock shall at the same time be similarly exchanged or changed in amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

SECTION 8. NO REDEMPTION. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

SECTION 9. RANKING. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

SECTION 10. AMENDMENT. The Certificate of Incorporation, as from time to time amended, of the Corporation shall not be further amended in any manner which would materially alter or change the powers, preference or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares, if any, of Series A Junior Participating Preferred Stock, voting separately as a class.

SECTION 11. FRACTIONAL SHARES. Series A Junior Participating Preferred Stock may be issued in fractions that are integral multiples of one one-millionth of one share, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

ARTICLE 9

There shall be a series of the authorized preferred shares of this Corporation having a par value of $0.001 per share, which series (this “Series”) shall be designated “Series B Preferred Stock” and shall consist of 4,000,000 shares having the following rights, preferences and privileges:

(a) Dividend Rights.

(1)  Dividends on shares of this Series shall accrue and be cumulative from and including the Deemed Initial Issue Date to and including the date on which such shares shall have been paid the Liquidation Preference pursuant to section (b) below or been redeemed pursuant to section (c) below. Such dividends shall accrue whether or not there shall be (at the time such dividend becomes payable or at any other time) profits, surplus or other funds of the Corporation legally available for the payment of dividends.  Dividends on shares of this Series shall be in an amount calculated at a rate per share per annum (the “Dividend Rate”) equal to 10% of the Liquidation Preference (as defined below, but including only dividends unpaid on the previous Dividend Payment Dates and excluding dividends payable at that Dividend Payment Date itself) per share of this Series, which is initially equal to one dollar ($1.00) per share per year.  Dividends on the shares of this Series shall be paid either (i) in fully paid and nonassessable shares of this Series valued at the Liquidation Preference per share (such dividends paid in kind (including any dividends payable in kind pursuant to this section) being herein called “PIK Dividends”) or (ii) in cash (such dividends being referred to as the “Cash Dividends”). The PIK Dividends shall be declared and paid, unless Cash Dividends are declared and paid, to the extent there is either a surplus or net profits in the current year or preceding year at least equal to the aggregate par value of the dividend shares, and whether or not there are profits, surplus or other funds of the Corporation legally available for payment of cash dividends.  The Cash Dividends shall be payable only when, as and if declared by the Board of Directors of the Corporation out of funds legally available for the payment of dividends, and otherwise the dividends shall be deemed declared and paid as PIK Dividends.  The amount of PIK Dividends shall be determined by dividing (i) the total amount of the aggregate dollar amount of dividends accrued and unpaid with respect to such record holder of shares during the applicable Dividend Period (rounded to the nearest whole cent) by (ii) the Liquidation Preference.  The Corporation shall not issue fractional shares of this Series, but in lieu of any fractional shares to which holders may otherwise become entitled pursuant to any provision hereof, the Corporation shall from time to time do any of the following, independently or in any combination:  (i) deliver its check in an amount equal to the applicable fraction of the Liquidation Preference, (ii) issue script representing a right to combine script into whole shares that expires at a time determined by the Board of Directors, or (iii) arrange to sell to third parties a number of whole shares approximately equal to the combined amount of fractional shares and divide the proceeds ratably among those otherwise entitled to fractional shares.  Any additional shares of this Series issued as PIK Dividends shall be governed by this resolution and shall be subject in all respects, except as to the date of issuance and the date from which dividends accrue and cumulate as set forth below, to the same terms as the shares of  this Series originally issued hereunder.  Dividends shall be payable on shares issued as PIK Dividends commencing on the first Dividend Payment Date after such shares are issued.

(2)  If PIK Dividends are paid, the PIK Dividends shall be paid by recording a book entry of the shares and script for fractional shares of this Series in the Corporation’s stock ledger for this Series.  From and after the second Dividend Payment Date, PIK Dividends paid theretofore or thereafter shall, upon written notice from the record holder of this Series to the Corporation’s Secretary, be delivered to the record holder as stock certificates.

(3)  Dividends shall be payable for the period from and including the Deemed Initial Issue Date (as defined below) to and including June 30, 2007 (the “Initial Dividend Period”), and for each annual dividend period thereafter (the Initial Dividend Period and each annual dividend period being hereinafter individually referred to as a “Dividend Period” and collectively referred to as “Dividend Periods”), which annual Dividend Periods shall commence on and include July 1 of each year (each, a “Dividend Period Commencement Date”), and shall end on and include the succeeding June 30.  In the event of a liquidation or redemption not occurring on a June 30, a Dividend Period shall be from the Dividend Period Commencement Date to and including the date payment is made.  All dividends shall be paid on or before the 31st calendar day immediately after the Dividend Period; provided, that if any such day shall be a Saturday, Sunday, or a day on which banking institutions in the State of New York or the State of California are authorized or obligated by law to close, or a day which is or is declared a national or a New York or California state holiday (any of the foregoing a “Non-Business Day”), then the payment date shall be the next succeeding day which is not a Non-Business Day (“Dividend Payment Date”). The record date shall be the last day of the Dividend Period.  Each such dividend shall be paid to the holders of record of shares of this Series as they appear on the stock register of the Corporation on such record date.  “Deemed Initial Issue Date” means (a) July 1, 2006 in the case of any share that is part of any issuance of shares of this Series on or prior to June 30, 2007 and (b) in the case of any share which is part of any issuance of shares of this Series subsequent to June 30, 2007, the latest Dividend Period Commencement Date which precedes the date of issuance of such share.

(4)  After dividends on this Series have been paid or declared and funds or shares therefor set aside for payment, including for the then current Dividend Period, the holders of shares of this Series will not be entitled to any further dividends with respect to that Dividend Period.

(5) Dividends payable on shares of this Series for any period greater or less than a full Dividend Period, including the Initial Dividend Period, shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

(b) Liquidation.

In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of shares of this Series are entitled to receive out of the assets of the Corporation available for distribution to shareholders, as a preference and before any distribution of assets is made to holders of Common Shares or any other class or series of shares ranking junior to the shares of this Series upon liquidation, liquidating distributions in an amount per share equal to an initial amount of ten dollars  ($10.00) per share Preference plus an amount equal to all accumulated and unpaid dividends (whether or not earned or declared) to the date of the distribution (the “Liquidation Preference”). If, upon any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation the amounts payable with respect to the shares of this Series and any other shares of the Corporation ranking as to any such distribution on a parity with the shares of this Series are not paid in full, the holders of shares of this Series and of such other shares will share ratably in any such distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of shares of this Series will not be entitled to any further participation in any distribution of assets by the Corporation.  Written notice of any such liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where the amounts distributable in such circumstances shall be payable, shall be given by first class mail, postage pre-paid, not less than 30 nor more than 60 days prior to the payment date stated therein, to each record holder of the shares of this Series at the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation.  For purposes of liquidation rights, a reorganization or consolidation or merger of the Corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation shall be deemed not to be a liquidation, dissolution or winding up of the Corporation.

(c) Redemption.

(1) Mandatory Redemption upon Liquidity Event.

(A)  Within 30 days following any Liquidity Event, the Corporation shall mail a notice to each holder of shares of this Series describing the transaction or transactions that constitute the Liquidity Event and offering to repurchase the shares of this Series on the date specified in such notice, which date shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Liquidity Event Payment Date”), pursuant to the procedures required by this Certificate of Designation and described in such notice. This paragraph shall be applicable regardless of whether any other provisions of this Certificate of Designation are applicable.

(B)  Each holder of shares of this Series shall have the right to require the Corporation to repurchase all or any part of that holder’s shares of this Series pursuant to the offer described below (the “Liquidity Event Offer”). In the Liquidity Event Offer, the Corporation shall offer a payment in cash for each outstanding share of this Series equal to the Liquidation Preference per share of this Series (the “Liquidity Event Payment”).

(C)  On the Liquidity Event Payment Date, the Corporation shall, to the extent lawful:

(i) accept for payment all shares of this Series or portions thereof properly tendered pursuant to the Liquidity Event Offer;

(ii) promptly mail to each holder of shares of this Series so tendered the Liquidity Event Payment for each share of this Series so tendered and promptly authenticate and mail to each such holder a new certificate representing the shares of this Series equal in Liquidation Preference to any unpurchased portion of the shares of this Series surrendered, if any.

(D)  “Liquidity Event” means the occurrence of any of the following:

(i) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger, consolidation or transfer of the Corporation’s common stock or other stock with rights to vote for directors (“Voting Stock”)), in one or a series of related transactions, of all or substantially all of the properties or assets of the Corporation and its Subsidiaries, taken as a whole, to any “person” (as that terms is used in Section 13(d)(3) of the Exchange Act) other than the Corporation or a wholly-owned Subsidiary of the Corporation;

(ii) the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any “person” (as defined above), other than the holders of the shares of this Series, becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the Voting Stock of the Corporation, measured by voting power rather than number of shares;

(iii) during any period of twelve (12) consecutive months after the Initial Issue Date, the individuals who at the beginning of any such 12-month period constituted the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that (i) any individual becoming a director whose election, or nomination for election by the Corporation’s stockholders, was approved by a vote of the stockholders having the specific right to designate such director and (ii) any director whose election to the Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by majority vote of the Board of Directors, shall, in each such case, be considered as though such individual were a member of the Incumbent Board, but excluding, as a member of the Incumbent Board, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Corporation (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) and further excluding any person who is an affiliate or associate (as those terms are defined in the General Rules and Regulations under the Exchange Act) of any Person having or proposing to acquire beneficial ownership of fifty percent (50%) or more of the Voting Stock of the Corporation; or

(iv) the approval by the stockholders of the Corporation of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners (as defined in the Exchange Act) of the Voting Stock immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty percent (50%) of the Voting Stock resulting from such reorganization, merger or consolidation;

provided that the occurrence of any event identified in subparagraphs (i) through (iv) above that would otherwise be treated as a Liquidity Event shall not constitute a Liquidity Event hereunder if and only if (A) the Board of Directors, by vote duly taken, and (B) the holders of a majority of the outstanding shares of this Series, by written consent, shall so determine.

(2)  Redemption at the Corporation’s Option.  The shares of this Series are not redeemable at the Corporation’s option prior to June 30, 2008. On or after such date, the shares of this Series are redeemable at the option of the Corporation, in whole or in part, from time to time, by resolution of the Board of Directors, upon not less than 30 nor more than 60 days’ notice, at a cash redemption price per share equal to the Liquidation Preference plus an amount equal to all accumulated and unpaid dividends (whether or not earned or declared) to the date of redemption. If fewer than all the outstanding shares of this Series are to be redeemed, the number of shares to be redeemed will be determined by the Board of Directors, and such shares shall be redeemed pro rata from the holders of record of such shares in proportion to the number of such shares held by such holders (with adjustments to avoid redemption of fractional shares) in a manner determined by the Board of Directors.  Notwithstanding the foregoing, if any dividends, including any accumulation, on the shares of this Series are in arrears, no shares of this Series shall be redeemed unless all outstanding shares of this Series are simultaneously redeemed, and the Corporation shall not purchase or otherwise acquire, directly or indirectly, any shares of this Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of this Series pursuant to a purchase or exchange offer provided such offer is made on the same terms to all holders of shares of this Series.

(3) Terms Applicable to any Redemption.

(A) Immediately prior to any redemption of shares of this Series, the Corporation shall pay, in cash, any accumulated and unpaid dividends through the redemption date, unless a redemption date falls after a dividend payment record date and prior to the corresponding dividend payment date, in which case each holder of shares of this Series at the close of business on such dividend payment record date shall be entitled to the dividend payable on such shares on the corresponding dividend payment date notwithstanding the redemption of such shares before such dividend payment date. Except as expressly provided herein above, the Corporation shall make no payment or allowance for unpaid dividends, whether or not in arrears, on shares of this Series called for redemption.

(B) Notice of redemption shall be mailed by the Company by first class mail, postage pre-paid, to each record holder of the shares of this Series to be redeemed, not less than 30 nor more than 60 days prior to such redemption date, to the respective addresses of such holders as the same shall appear on the stock transfer records of the Corporation. Each notice shall state: (i) the redemption date; (ii) the number of shares of this Series to be redeemed; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accumulate on such redemption date. If fewer than all the shares of this Series held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of this Series to be redeemed from such holder.

(C) In order to facilitate the redemption of shares of this Series, the Board of Directors may fix a record date for the determination of the shares to be redeemed, such record date to be not less than 30 or more than 60 days prior to the date fixed for such redemption.

(D) Notice having been given as provided above, from and after the date fixed for the redemption of shares of this Series by the Corporation (unless the Corporation shall fail to make available the money necessary to effect such redemption), the holders of shares selected for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon such redemption from the Corporation, less any required tax withholding amount, without interest thereon, upon surrender (and endorsement or assignment of transfer, if required by the Corporation and so stated in the notice) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. If fewer than all the shares represented by a certificate are redeemed, a new certificate shall be issued, without cost to the holder thereof, representing the unredeemed shares. The Corporation may, at its option, at any time after a notice of redemption has been given, deposit the redemption price for the shares of this Series designated for redemption and not yet redeemed, plus any accumulated and unpaid dividends thereon to the date fixed for redemption, with the transfer agent or agents for this Series, as a trust fund for the benefit of the holders of the shares of this Series designated for redemption, together with irrevocable instructions and authority to such transfer agent or agents that such funds be delivered upon redemption of such shares and to pay, on and after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates. From and after the making of such deposit, the holders of the shares designated for redemption shall cease to be shareholders with respect to such shares and shall have no interest in or claim against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive from such trust fund the moneys payable upon such redemption, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares represented thereby shall no longer be deemed to be outstanding. Any balance of such moneys remaining unclaimed at the end of the five-year period commencing on the date fixed for redemption shall be repaid to the Corporation upon its request expressed in a resolution of its Board of Directors.

(4)  Status of Redeemed Shares of this Series.  Any shares of this Series that shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued preferred shares, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors.

(d) Voting Rights. The shares of this Series shall not have any voting powers either general or special, except as required by law.

(e) Ranking and Protective Provisions.  The shares of this Series shall rank senior to the Common Shares and the Series A Junior Participating Preferred Stock as to liquidation and as to dividends.  The affirmative vote or consent of the holders of at least a majority of the outstanding shares of this Series, voting separately as a class, will be required for any amendment to the Certificate of Incorporation of the Corporation that will adversely alter or change the powers, preferences, privileges or rights of the shares of this Series, except the Corporation may, without the vote of the holders of outstanding shares of this Series, from time to time merge, reorganize, combine, or consolidate the Corporation, designate, authorize, issue, or increase the designated authorized amount of, any class or series of shares of preferred stock of the Corporation ranking prior, on a parity with or junior to this Series as to dividends or upon liquidation or otherwise or authorize any obligation or security convertible into or evidencing a right to purchase any such security.  The amount of the Corporation’s capital on account of the outstanding shares of this Series shall equal their aggregate par value.

(f) Conversion. The shares of this Series are not convertible into shares of any other class or series of the capital stock of the Corporation.

(g) Shareholder Rights Plan.  Notwithstanding the foregoing, the Corporation may at any time in its discretion redeem the rights to purchase attached to, or in the future separated from, the Common Shares pursuant to the Corporation’s Shareholder Rights Plan, as it may be amended from time to time, or any similar successor plan.

EXHIBIT C

Bylaws

BYLAWS

OF

JAVO BEVERAGE COMPANY, INC.
A DELAWARE CORPORATION

AS ADOPTED THE 21ST DAY OF JUNE, 2002

ARTICLE I
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OFFICES

SECTION 1. REGISTERED OFFICE. The registered office of the Corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle.

SECTION 2. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

SECTION 3. BOOKS. The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
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MEETINGS OF STOCKHOLDERS

SECTION 1. PLACE OF MEETINGS. All meetings of stockholders for the election of directors shall be held at such place either within or without the State of Delaware as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

SECTION 2. ANNUAL MEETINGS. Annual meetings of stockholders shall be held at a time and date designated by the Board of Directors for the purpose of electing directors and transacting such other business as may properly be brought before the meeting.

SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called at any time by a majority of the Board of Directors, the Chairman of the Board or the Chief Executive Officer.

SECTION 4. NOTIFICATION OF BUSINESS TO BE TRANSACTED AT MEETING. To be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder entitled to vote at the meeting.

         SECTION 5. NOTICE; WAIVER OF NOTICE. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, such notice shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 6. QUORUM; ADJOURNMENT. Except as otherwise required by law, or provided by the Certificate of Incorporation or these Bylaws, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of enough votes to leave less than a quorum, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the Chairman of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

         SECTION 7. VOTING. Except as otherwise required by law, or provided by the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders at which a quorum is present shall be decided by the vote of the holders of a majority in voting interest of the stock represented and entitled to vote thereat and voting thereon. Unless otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy, but no proxy shall be voted on or after three (3) years from its date, unless such proxy provides for a longer period. The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the Chairman of the meeting or required by the certificate of incorporation. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted. Elections of directors need not be by ballot unless the Chairman of the meeting so directs or unless a stockholder demands election by ballot at the meeting and before the voting begins.

SECTION 8. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.  Except as otherwise provided in the Certificate of Incorporation, any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

         SECTION 9. LIST OF STOCKHOLDERS ENTITLED TO VOTE. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the lace where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

         SECTION 10. STOCK LEDGER. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 9 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

         SECTION 11. INSPECTORS OF ELECTION. In advance of any meeting of stockholders, the Board of Directors may appoint one or more persons (who shall not be candidates for office) as inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not so appointed, or if an appointed inspector fails to appear or fails or refuses to act at a meeting, the Chairman of any meeting of stockholders may, and on the request of any stockholder or his proxy shall, appoint an inspector or inspectors of election at the meeting. The duties of such inspector(s) shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders. In the event of any dispute between or among the inspectors, the determination of the majority of the inspectors shall be binding.

         SECTION 12. ORGANIZATION. At each meeting of stockholders the Chairman of the Board of Directors, if one shall have been elected, (or in his absence or if one shall not have been elected, the Chief Executive Officer) shall act as Chairman of the meeting. The Secretary (or in his absence or inability to act, the person whom the Chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

         SECTION 13. ORDER OF BUSINESS. The order and manner of transacting business at all meetings of stockholders shall be determined by the Chairman of the meeting.

SECTION 14. STOCKHOLDER PROPOSALS AT MEETINGS OF THE STOCKHOLDERS.

         (a) At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a stockholders’ annual or special meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board; (ii) otherwise properly brought before the meeting by or at the direction of the Board; or (iii) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, and subject to any limitations on business which may be proposed or transacted at such meeting, including the provisions of Article II, Section 3 of these Bylaws, for business to be properly brought before an annual or special meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely with respect to an annual meeting, a stockholder’s notice must be received at the principal executive officer of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the date of such annual meeting; provided, however, that in the event that the first public disclosure (whether by mailing of a notice to stockholders or by press release or otherwise) of the date of the annual meeting is made less than seventy (70) days prior to the date of the meeting, notice by the stockholder will be timely received not later than the close of business on the tenth (10th) day following the day on which such public disclosure was first made. To be timely with respect to a special meeting, a stockholder’s notice must be received at the principal executive office of the Corporation not later than the close of business on the tenth (10th ) day following the day on which the first public disclosure (whether by mailing of a notice to stockholders or by press release or otherwise) of the date of the special meeting is made.

         (b) A stockholder’s notice to the Secretary shall set forth, as to each matter the stockholder proposes to bring before the annual or special meeting: (i) a reasonably detailed description of any proposal to be made at such meeting; (ii) the name and address, as they appear on the Corporation’s stock register, of the stockholder proposing such business; (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder; (iv) any material interest of the stockholder in such business; and (v) such other information relating to the stockholder or the proposal as is required to be disclosed under the rules of the Securities and Exchange Commission governing the solicitation of proxies whether or not such proxies are in fact solicited by the stockholder. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual or special stockholders’ meeting except in accordance with the procedures set forth in this Section 14; provided, however, that nothing in this Section 14 shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual or special meeting in accordance with said procedures. The chairman of an annual or special meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 14, and if he should so determine any such business not properly brought before the meeting shall not be transacted.

SECTION 15. NOTICE OF STOCKHOLDER NOMINEES.

         (a) Only persons who are nominated in accordance with the procedures set forth in this Section 15 shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of Directors at the meeting who complies with the notice procedures set forth in this Section 15. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation.

To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the date of the meeting; provided, however, that in the event that the first public disclosure (whether by mailing of a notice to stockholders or by press release or otherwise) of the date of the meeting is made less than seventy (70) days prior to the date of the meeting, notice by the stockholder will be timely received not later than the close of business on the tenth (10th) day following the day on which such public disclosure was first made.

         (b) A stockholder’s notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons’ written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the stockholder giving notice, (i) the name and address, as they appear on the Corporation’s books, of such stockholder, and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors any person nominated for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee and such other information as may reasonably be required by the Corporation to determine the eligibility for election as a Director of the Corporation. No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 15. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

ARTICLE III
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DIRECTORS

         SECTION 1. POWERS. Except as otherwise required by law or provided by the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

         SECTION 2. NUMBER AND ELECTION OF DIRECTORS. Subject to any limitations in the Certificate of Incorporation, the Board of Directors shall consist of one (1) director so long as there is only one stockholder of the Corporation, and shall thereafter consist of not less than three (3) nor more than nine (9) members. Immediately after the Corporation first has more than one stockholder, the number of directors shall initially be three (3) and thereafter shall be fixed from time to time, within the foregoing limits, by resolution of the Board of Directors. Directors shall be elected at each annual meeting of stockholders to replace directors whose terms then expire, and each director elected shall hold office until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Any director may resign at any time effective upon giving written notice to the Board of Directors, unless the notice specifies a later time for such resignation to become effective. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor prior to such effective time to take office when such resignation becomes effective. Directors need not be stockholders.

         SECTION 3. VACANCIES. Subject to the limitations in the Certificate of Incorporation, vacancies in the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Each director so selected shall hold office for the remainder of the full term of office of the former director which such director replaces and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. No decrease in the authorized number of directors constituting the Board of Directors shall shorten the term of any incumbent directors.

         SECTION 4. TIME AND PLACE OF MEETINGS. The Board of Directors shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board of Directors.

         SECTION 5. ANNUAL MEETING. The Board of Directors shall meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place, either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in Section 7 of this Article III or in a waiver of notice thereof.

         SECTION 6. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware at such date and time as the Board of Directors may from time to time determine and, if so determined by the Board of Directors, notices thereof need not be given.

         SECTION 7. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the Chairman of the Board, the Chief Executive Officer, the Secretary or by any director. Notice of the date, time and place of special meetings shall be delivered personally or by telephone to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at the director’s address as it is shown on the records of the Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. In case the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least forty-eight (48) hours before the time of the holding of the meeting. The notice need not specify the purpose of the meeting. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

         SECTION 8. QUORUM; VOTE REQUIRED FOR ACTION; ADJOURNMENT. Except as otherwise required by law, or provided in the Certificate of Incorporation or these Bylaws, a majority of the directors shall constitute a quorum for the transaction of business at all meetings of the Board of Directors and the affirmative vote of not less than a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting.

         SECTION 9. ACTION BY WRITTEN CONSENT. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         SECTION 10. TELEPHONE MEETINGS. Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee, as the case may be, by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 10 shall constitute presence in person at such meeting.

SECTION 11. COMMITTEES. The Board of Directors may, by resolution passed unanimously by the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. In the event of absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the committee member or members present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. Any committee, to the extent allowed by law and as provided in the resolution establishing such committee, shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it, but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the Delaware General Corporation Law to be submitted to stockholders for approval or (ii) adopting, amending or repealing any bylaw of the Corporation. Each committee shall keep regular minutes of its meetings and report to the Board of Directors when required.

         SECTION 12. COMPENSATION. The directors may be paid such compensation for their services as the Board of Directors shall from time to time determine.

         SECTION 13. INTERESTED DIRECTORS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee thereof which authorizes the contract or transaction, or solely because his of their votes are counted for such purpose if: (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV
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OFFICERS

         SECTION 1. OFFICERS. The officers of the Corporation shall be a President, a Secretary and a Chief Financial Officer. The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, a Vice Chairman of the Board, a Chief Executive Officer, a Chief Operating Officer, one or more Vice Presidents, one or more Assistant Financial Officers and Treasurers, one or more Assistant Secretaries and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article IV.

         SECTION 2. APPOINTMENT OF OFFICERS. The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 3 or Section 5 of this Article IV, shall be appointed by the Board of Directors, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

         SECTION 3. SUBORDINATE OFFICERS. The Board of Directors may appoint, and may empower the Chief Executive Officer to appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in the Bylaws or as the Board of Directors may from time to time determine.

         SECTION 4. REMOVAL AND RESIGNATION OF OFFICERS. Subject to the rights of an officer under any contract, any officer may be removed at any time, with or without cause, by the Board of Directors or, except in case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

         Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights of the Corporation under any contract to which the officer is a party.

         SECTION 5. VACANCIES IN OFFICES. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

         SECTION 6. CHAIRMAN OF THE BOARD. The Chairman of the Board, if such an officer is elected, shall, if present, preside at meetings of the stockholders and of the Board of Directors. He shall, in addition, perform such other functions (if any) as may be prescribed by the Bylaws or the Board of Directors.

         SECTION 7. VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board, if such an officer is elected, shall, in the absence or disability of the Chairman of the Board, perform all duties of the Chairman of the Board and when so acting shall have all the powers of and be subject to all of the restrictions upon the Chairman of the Board. The Vice Chairman of the Board shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws.

        SECTION 8. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and the officers of the Corporation. He shall exercise the duties usually vested in the chief executive officer of a corporation and perform such other powers and duties as may be assigned to him from time to time by the Board of Directors or prescribed by the Bylaws. In the absence of the Chairman of the Board and any Vice Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors.

         SECTION 9. PRESIDENT. The President of the Corporation shall, subject to the control of the Board of Directors and the Chief Executive Officer of the Corporation, if there be such an officer, have general powers and duties of management usually vested in the office of president of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws or the Chief Executive Officer of the Corporation.

         SECTION 10. CHIEF OPERATING OFFICER. The Chief Operating Officer of the Corporation shall, subject to the control of the Board of Directors and the Chief Executive Officer of the Corporation, if there be such an officer, have general powers and duties of management usually vested in the office of chief operating officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or the Bylaws or the Chief Executive Officer of the Corporation.

         SECTION 11. VICE PRESIDENT. In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting shall have all the powers of, and subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors or the Bylaws, and the Chief Executive Officer, or the Chairman of the Board.

         SECTION 12. SECRETARY. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of Directors, committees of Directors, and stockholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice given, the names of those present at Directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings, and a summary of the proceedings. In the absence of the Chairman of the Board, Vice Chairman of the Board and Chief Executive Officer, the Secretary shall preside at all meetings of the Board of Directors and stockholders.

         The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

        The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given, and he shall keep or cause to be kept the seal of the Corporation if one be adopted, in safe custody, and shall have such powers and perform such other duties as may be prescribed by the Board of Directors or by the Bylaws.

         SECTION 13. CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all of his transactions as Chief Financial Officer and of the financial condition of the Corporation. The Chief Financial Officer shall also have such other powers and perform such other duties as may be prescribed by the Board of Directors or the Bylaws.

ARTICLE V
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STOCK

         SECTION 1. FORM OF CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation (i) by the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President and (ii) by the Chief Financial Officer or the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation.

         SECTION 2. SIGNATURES. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         SECTION 3. LOST CERTIFICATES. The Corporation may issue a new certificate to be issued in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Corporation may, in the discretion of the Board of Directors and as a condition precedent to the issuance of such new certificate, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond (or other security) sufficient to indemnify it against any claim that may be made against the Corporation (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

         SECTION 4. TRANSFERS. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws or in any agreement with the stockholder making the transfer. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.

       SECTION 5. RECORD HOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the record holder of shares to receive dividends, and to vote as such record holder, and to hold liable for calls and assessments a person registered on its books as the record holder of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

ARTICLE VI
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INDEMNIFICATION

         SECTION 1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that, except as provided in Section 2 of this Article VI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article VI or otherwise (hereinafter an “undertaking”).

         SECTION 2. RIGHT OF INDEMNITEE TO BRING SUIT. If a claim under Section 1 of this Article VI is not paid in full by the Corporation within forty-five (45) days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or part in any such suit or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified or to such advancement of expenses under this Article VI or otherwise shall be on the Corporation.

         SECTION 3. NON-EXCLUSIVITY OF RIGHTS. The rights of indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         SECTION 4. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         SECTION 5. INDEMNIFICATION OF EMPLOYEES OR AGENTS OF THE CORPORATION. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses, to any employee or agent of the Corporation to the fullest extent of the provisions of this Article VI with respect to the indemnification and advancement of expenses of directors or officers of the Corporation.

         SECTION 6. INDEMNIFICATION CONTRACTS. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the Corporation, or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VI.

        SECTION 7. EFFECT OF AMENDMENT. Any amendment, repeal or modification of any provision of this Article VI by the stockholders or the directors of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such amendment, repeal or modification.

ARTICLE VII
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GENERAL PROVISIONS

         SECTION 1. DIVIDENDS. Subject to limitations contained in the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, securities of the Corporation or other property.

         SECTION 2. DISBURSEMENTS. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         SECTION 3. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         SECTION 4. CORPORATE SEAL. The Corporation shall have a corporate seal in such form as shall be prescribed by the Board of Directors.

         SECTION 5. RECORD DATE. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) days nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. Stockholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided by agreement or by applicable law.

         SECTION 6. VOTING OF STOCK OWNED BY THE CORPORATION. The Chairman of the Board, the Chief Executive Officer, the Secretary and any other officer of the Corporation authorized by the Board of Directors shall have power, on behalf of the Corporation, to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.

         SECTION 7. CONSTRUCTION AND DEFINITIONS. Unless the context requires otherwise, the general provisions, rules of construction and definitions in the General Corporation Law of the State of Delaware shall govern the construction of these Bylaws.

         SECTION 8. AMENDMENTS. Subject to the General Corporation Law of the State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may by the affirmative vote of a majority of the entire Board of Directors amend or repeal these Bylaws, or adopt other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation. Unless otherwise restricted by the Certificate of Incorporation, these Bylaws may be altered, amended or repealed, and new Bylaws may be adopted, at any annual meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by a majority of the combined voting power of the then outstanding shares of capital stock of all classes and series of the Corporation entitled to vote generally in the election of directors, voting as a single class, provided that, in the notice of any such special meeting, notice of such purpose shall be given.

Exhibit G

JAVO BEVERAGE COMPANY

OFFICER’S CERTIFICATE

The undersigned, Javo Beverage Company, a Delaware corporation (the “Company”), pursuant to Section 7(viii) of the Securities Purchase Agreement, dated as of December 14, 2006, by and among the Company and the investors identified on the Schedule of Buyers attached thereto (the “Securities Purchase Agreement”), hereby represents, warrants and certifies to the Buyers as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):

1.                                       The representations and warranties made by the Company as set forth in Section 3 of the Securities Purchase Agreement are true and correct in all material respects (except for those representations and warranties that are qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) as of the date hereof (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date which shall be true and correct as of such specified date).

2.                                       The Company has, in all respects, performed or complied with all covenants, agreements and conditions required to be performed or complied with by it at or prior to the date hereof under the Transaction Documents.

IN WITNESS WHEREOF, the undersigned has executed this certificate this 15th day of December 2006.

Cody Ashwell
Chief Executive Officer

COMPANY  DISCLOSURE SCHEDULES

pursuant to the

SECURITIES PURCHASE AGREEMENT

by and among

JAVO BEVERAGE COMPANY, INC.
a Delaware Corporation
(“Company”)

and

the INVESTORS party thereto
(collectively, the “Investors”)

December 14, 2006

COMPANY DISCLOSURE SCHEDULES

These Company Disclosure Schedules are made and furnished by Javo Beverage Company, Inc., a Delaware corporation (the “Company”), pursuant to the Securities Purchase Agreement (the “Agreement”) dated December 14, 2006, by and among the Company and the Investors identified therein (each individually, an “Investor” and collectively, the “Investors”).  These Company Disclosure Schedules relate to the representations and warranties of the Company as set forth in Article III of the Agreement (“Article III”).  The Section numbers contained herein have been organized to correspond with the Section numbers contained in Article III; however, any information disclosed herein under any section number shall be deemed to be disclosed and incorporated into any other Section number under the Agreement where specifically cross-referenced.  Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed to them in the Agreement.

Certain matters are listed in these Company Disclosure Schedules for informational purposes notwithstanding the possibility that, because they do not rise above applicable materiality or other thresholds, they are not required to be listed herein by the terms of the Agreement.  In no event shall the inclusion of any such matters herein be deemed or interpreted to broaden or otherwise amplify the representations and warranties of the Company contained in the Agreement or to be an admission of materiality.

The Company does not assume any responsibility to any person that is not a party to the Agreement for the form or accuracy of any information herein.

2

Index

1.	Schedule 3(a)	Organization and Qualification
2.	Schedule 3(k)	SEC Documents; Financial Statements
3.	Schedule 3(l)	Absence of Certain Changes
Circumstances
4.	Schedule 3(q)	Transactions With Affiliates
5.	Schedule 3(r)	Equity Capitalization
6.	Schedule 3(s)	Indebtedness and Other Contracts
7.	Schedule 3(t)	Absence of Litigation
8.	Schedule 3(z)	Subsidiary Rights
9.	Schedule 3(cc)	Ranking of Notes
10.	Schedule 3(kk)	Disclosure
11.	Schedule 4(d)	Use of Proceeds

3

Schedule 3(a)

ORGANIZATION AND QUALIFICATION

Sorisole Acquisition Corporation, organized in Delaware, is a wholly owned, non-operating, subsidiary of the Company.

Javo Dispenser LLC is not owned by the Company; however; Richard Gartrell, the Company’s CFO, is the Manager of Javo Dispenser, LLC, a Delaware limited liability company.

4

Schedule 3(k)

SEC DOCUMENTS; FINANCIAL STATEMENTS

Please note that the following filings restated previous filings:

1.                                       The Company filed an amended quarterly report on Form 10-Q/A on April 10, 2006, for the quarterly period ending on September 30, 2005, which contained restated financial statements.

2.                                       The Company filed an amended quarterly report on Form 10-Q/A on April 10, 2006, for the quarterly period ending on June 30, 2005, which contained restated financial statements.

3.                                       The Company filed an amended quarterly report on Form 10-Q/A on April 6, 2006, for the quarterly period ending on March 31, 2005, which contained restated financial statements.

4.                                       The Company filed an amended annual report on Form 10KSB/A on April 3, 2006, for the fiscal year ending on December 31, 2004, which contained restated financial statements.

5

Schedule 3(l)

ABSENCE OF CERTAIN CHANGES

During 2006, the Company leased an additional $764,000 in liquid dispensers from Javo Dispenser LLC.

6

Schedule 3(q)

TRANSACTIONS WITH AFFILIATES

Javo Dispenser LLC, which leases dispensing equipment to the Company, is owned by certain directors and stockholders of the Company.  The directors are: William C. Baker, Terry C. Hackett, James R. Knapp, Thomas J. Rielly, and Stanley A. Solomon.  There are three other non-affiliate owners who are private individual investors.

7

Schedule 3(r)

EQUITY CAPITALIZATION

	Authorized	Issued and Outstanding
Common Stock	300,000,000	149,504,927
Preferred Stock (All Series)	10,000,000	1,775,166
Series A Junior Participating Preferred Stock(1)	150,000	None
Series B Preferred Stock(2)	4,000,000	1,775,166
Common Stock Warrants	384,031 shares of Common Stock are reserved for issuance	warrant rights exercisable for up to 384,031 shares of Common Stock are currently outstanding
Unsecured Promissory Notes	$950,000 balance as of 11-30-06
Working Capital Line of Credit	$513,000 balance as of 11-30-06
Shareholder Rights Plan(3)

(1)             See Article 8 the Certificate of Incorporation, which is incorporated herein by this reference.

(2)             See Article 9 the Certificate of Incorporation, which is incorporated herein by this reference.  The Company has a redemption obligation as to the Series B Preferred Stock upon a “Liquidity Event.”

(3)             The Company has adopted a Shareholder Rights Plan which is incorporated herein by reference to the Shareholder Rights Agreement between the Company and Corporate Stock Transfer, Inc., as Rights Agent, dated July 1, 2002, including the exhibits thereto, as filed with Securities and Exchange Commission as Exhibit 4.2 to the Company’s Current Report on Form 8-K on August 19, 2002.

8

Schedule 3(s)

INDEBTEDNESS AND OTHER CONTRACTS
JAVO BEVERAGE COMPANY, INC.
Corporate Indebtedness

Revolving Working Capital Line of Credit

The Company entered into a working capital line of credit agreement on September 26, 2006, with Comerica Bank to provide a loan of up to $3,000,000, secured by the Company’s accounts receivable and inventory. The term of the loan is one year and carries an annual interest rate of Comerica prime rate or 8.25% as of November 30, 2006.

The available working capital loan amount is based on 75% of eligible accounts receivable and 40% of eligible inventories. Eligible accounts receivables are generally described as those due within thirty days or less from the date of invoice for products sales that have been validly assigned to the bank. Eligible accounts receivable specifically exclude foreign sales, receivables for sales that are not final and related party receivables. Eligible inventories are generally described as raw materials in saleable form and finished goods inventory that have been validly assigned to the bank. Eligible inventory specifically excludes supplies, packaging and work-in-process.

The bank retains the discretion from time-to-time to define what qualifies as eligible accounts receivable and inventories. As of December 13, 2006, the Company had a $713,000 loan balance. The working capital line of credit matures on September 25, 2007, unless renewed.  The balance of the line of credit will move up and down a part of normal operations.

9

JAVO BEVERAGE COMPANY, INC.

Corporate Indebtedness

DETAIL BREAKDOWN OF OTHER INDEBTEDNESS

Long-term debt at November 30, 2006, consisted of the following:

Notes payable, unsecured promissory notes, payable in a balloon payment on Maturity Date, including interest at 10%. Mature in 2007. These are held by various private investors.	$500,000

Notes payable, unsecured promissory notes, payable in a balloon payment on Maturity Date, including interest at 10%. Mature in 2008. These are held by various private investors.	225,000

Notes payable, unsecured promissory notes, payable in a balloon payment on Maturity Date, including interest at 10%. Mature in 2009. These are held by various private investors.	200,000

Lease payable to Ford Financial, secured by equipment (Coffee Granulizer), payable in monthly installments of $1,460, including interest at 16.642% per annum. Matures 2011.	53,825

Lease payable to Ford Financial, secured by equipment (Puratec Water Softener), payable in monthly installments of $1,312, including interest at 23.38% per annum. Matures 2008.	24,131

Note payable, unsecured promissory note, payable in a balloon payment on Maturity Date, including interest at 10%. Matures in 2010.	25,000

Lease payable to De Lage Landen Financial, secured by equipment (Great Plains Accounting Software), payable in monthly installments of $1,174, including interest at 6.090%. Matures 2008.	22,430

Lease payable to Ford Financial, secured by equipment (Agtron) payable in monthly installments of $498 at an annual interest rate of 10.741%. Matures in 2011.	21,575

Lease payable to Parker Industrial Boiler, secured by equipment (Boiler), payable in monthly installments of $1,150, including interest at 14.677%. Matures 2007.	13,745

Lease payable to Ford Financial, secured by equipment (Vicinity Manufacturing Software, in monthly installments of $1,701, including interest at 27.663% per annum. Matures 2007.	12,300

10

Lease payable to Kaeser Leasing, secured by equipment (Air Compressor), payable in monthly installments of $485, including interest at 6.168%. Matures 2008.	9,655

Lease payable to Ford Financial, secured by equipment (Fixed Asset Accounting Software), payable in monthly installments of $159, including interest at 49.273% per annum. Matures 2007	948

1,108,609
Less current portion	563,766

$544,843

Summary of Maturities

		Amount
Year ended November 30,	2007	$558,910
	2008	248,601
	2009	43,484
	2010	244,974
	2011	12,640
		$1,108,609

As to the representation in Section 3(s)(ii), if any of the material contracts were violated in any material respect, the Company could be materially and adversely affected.

The Series B Preferred Stock becomes an Indebtedness according to its terms upon a “Liquidity Event”.  See the Certificate of Determination of Series B Preferred Stock, which is incorporated herein by reference.

11

Schedule 3(cc)

RANKING OF NOTES

The existing Indebtedness listed in Schedule 3(s) ranks senior to or pari passu with the Notes.

12

Schedule 3(kk)

DISCLOSURE

See Schedule (k).

13

Schedule 4(d)

USE OF PROCEEDS

The proceeds may be used to repay existing Indebtedness as is described in Schedule 3(s) as follows: (1) repayment of the unsecured promissory notes, (2) to from time to time pay down in whole or in part the Revolving Working Capital Line of Credit, and (3) to make ordinary installments payments on existing lease related Indebtedness as is described in Schedule 3(s).

14